As filed with the Securities and Exchange Commission on February 20, 1998 Securities Act File No. 333-00479
Investment Company Act File No. 811-07507

==========================================================================

                                    SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549


                                                FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   X

        Pre-Effective Amendment No.

        Post-Effective Amendment No.  5
   X

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
   X
        Amendment No.   7
   X

                                         BT Insurance Funds Trust
                            (Exact Name of Registrant as Specified in Charter)

                                             One Exchange Place
                                       Boston, Massachusetts 02109
                           (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 573-1531

Name and Address of Agent for Service:               Copies to:
Elizabeth A. Russell, Esq.                          Burton M. Leibert, Esq.
First Data Investor Services Group, Inc.            Willkie Farr & Gallagher
One Exchange Place                                  One Citicorp Center
Boston, Massachusetts  02109                        New York, NY 10022-4669

                              Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of the Registration Statement.

        It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b), or
          X   on March 20, 1998 pursuant to paragraph (b)
               60 days after filing pursuant to paragraph (a)(1), or on pursuant to paragraph (a)(1) 75 days after filing pursuant to paragraph
               (a)(2) on __________ pursuant to paragraph (a)(2) of Rule 485


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of shares of Beneficial Interest, $0.001 par value per share, of all series and classes of the Registrant, then existing or thereafter created, and will file a Rule 24f-2 Notice within 90 days after the close of the Registrant's fiscal year.

g:\shared\bankers\pea's\pea3.doc

                                          BT INSURANCE FUNDS TRUST

                                                 FORM N-1A


                                           CROSS REFERENCE SHEET
                                                    FOR
              (Small Cap Index Fund and EAFE(R) Equity Index Fund)

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Part A.
Item No.                                                                    Prospectus Caption

Item 1. Cover Page............................................              Cover Page

Item 2. Synopsis..............................................              Not Applicable

Item 3. Condensed Financial Information.......................              Financial Highlights

Item 4. General Description of Registrant.....................              Investment Objectives and
                                                                            Policies; Risk Factors and
                                                                            Certain Securities and
                                                                            Investment Practices; Who May
                                                                            Want to Invest; Investment
                                                                            Principles and Risks

Item 5. Management of the Fund................................              Management of the Trust;
                                                                            Purchase and Redemption of
                                                                            Shares

Item 5A. Management's Discussion of
        Fund Performance......................................              Not Applicable

Item 6. Capital Stock and Other Securities....................              Dividends, Distributions and
                                                                            Taxes

Item 7. Purchase of Securities Being Offered..................              Net Asset Value; Purchase and
                                                                            Redemption of Shares

Item 8. Redemption or Repurchase..............................              Purchase and Redemption of
                                                                            Shares

Item 9. Pending Legal Proceedings.............................              Not Applicable






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


N-1A                                                                        Statement of Additional
Item No.                                                                    Information Caption

Item 10.   Cover Page.........................................              Cover Page

Item 11.   Table of Contents..................................              Table of Contents

Item 12.   General Information and History....................              Not Applicable

Item 13.   Investment Objectives and Policies.................              Risk Factors and Certain
                                                                            Securities and Investment
                                                                            Practices

Item 14.   Management of the Fund.............................              Management of the Trust;
                                                                            Organization of the Trust

Item 15.   Control Persons and Principal
        Holders of Securities.................................              Management of the Trust;
                                                                            Organization of the Trust

Item 16.   Investment Advisory and
        Other Services........................................              Management of the Trust

Item 17.   Brokerage Allocation and
        Other Practices.......................................              Valuation of Securities;
                                                                            Redemption in Kind

Item 18.   Capital Stock and Other Securities.................              Risk Factors and Certain
                                                                            Securities and Investment
                                                                            Practices

Item 19.   Purchase, Redemption and
        Pricing of Securities Being Offered...................              Valuation of Securities;
                                                                            Redemption in Kind

Item 20.   Tax Status.........................................              Taxation

Item 21.   Underwriters.......................................              Valuation of Securities;
                                                                            Redemption in Kind

Item 22.   Calculation of Performance Data....................              Performance Information

Item 23.   Financial Statements...............................              Financial Statements


This Post-Effective Amendment pertains only to the Small Cap Index Fund and the EAFE Equity Index Fund. The prospectuses and statements of additional Information for the Equity 500 Index Fund, U.S. Bond Index Fund, Small Cap Fund and International Equity Fund are not included in this Post-Effective Amendment.

BT INSURANCE FUNDS TRUST

                                              EAFE(R) EQUITY INDEX FUND

                                                    PROSPECTUS
                                                 MARCH 20, 1998

This Prospectus offers shares of the EAFE(R) Equity Index Fund (the "Fund"). The Fund is a series of BT Insurance Funds Trust (the "Trust"), which is an open-end management investment company currently having seven series. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts ("Contract(s)") issued by various insurance companies (the "Companies").

The Fund seeks to replicate as closely as possible the performance of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE(R)) Index (the " EAFE(R) Index") before the deduction of Fund expenses (the "Expenses"). There is no assurance, however, that the Fund will achieve its stated objective.

Bankers  Trust  Company  ("Bankers  Trust")  is  the  investment   manager  (the
"Manager") of the Fund.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the Fund that you should know and can refer to in deciding whether the Fund's goals match your own.

A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a free copy of the SAI by calling the Trust at the Customer Service Center at the telephone number shown in the accompanying offering memorandum.

Fund shares are not deposits or obligations of, or guaranteed by, Bankers Trust or any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by Bankers Trust Company.

                                               BANKERS TRUST COMPANY
                                          Investment Manager of the Fund

                                           FIRST DATA DISTRIBUTORS, INC.
                                                    Distributor
                                                4400 Computer Drive
                                               Westborough, MA 01581

                                                 TABLE OF CONTENTS

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

                                                                                                            Page

THE FUND..................................................................................................    3

  Financial Highlights
  Who May Want to Invest
  Investment Principles and Risks


THE FUND IN DETAIL.......................................................................................     5

  Investment Objectives and Policies
  Risk Factors and Certain Securities and Investment Practices
  Net Asset Value
  Performance Information and Reports
  Management of the Trust

SHAREHOLDER AND ACCOUNT POLICIES..........................................................................   16

  Purchase and Redemption of Shares
  Dividends, Distributions and Taxes


                                                     THE FUND


The Fund seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Europe, Australia, Far East Index (the "EAFE(R) Index"), a capitalization-weighted index containing approximately [1,100] equity securities of companies located outside the United States. The Fund will be invested primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the United States. Statistical methods will be employed to replicate the EAFE(R) Index by buying most of the EAFE(R) Index securities. Securities purchased for the Fund will generally, but not necessarily, be traded on a foreign securities exchange.

FINANCIAL HIGHLIGHTS

The following table provides financial highlights of the Fund for the period presented and should be read in conjunction with the financial statements and related notes that appear in the Trust's annual report dated December 31, 1997 (the "Annual Report") and which are incorporated by reference into the SAI. The financial statements and related notes contained in the Annual Report have been audited by Ernst & Young LLP, independent accountants. Additional information concerning the performance of the Fund is included in the Annual Report which may be obtained without charge by writing First Data Distributors, Inc., the distributor to the Fund at the address on the cover of this Prospectus.
                      EAFE(R) Equity Index Fund (Unaudited)
                (For a Share Outstanding throughout each period)

                                      Year
                                      Ended
                                    12/31/97*

                   Net asset value, beginning of period $10.00

                       Income from Investment Operations:
                         Net investment income (a) 0.02
                     Net realized and unrealized gain (loss)
                   on investments and futures contracts (0.68)
              Net decrease in net asset value from operations 0.02

                      Net asset value, end of period $10.02
                                     ======

                             Total Return (b) -6.60%

                  Ratios / Supplemental Data:
                  Net assets, end of period (in 000's) $14,409 Ratios to average net assets:
             Net investment income including reimbursement (c) 0.72%
              Operating expenses including reimbursement (c) 0.65%
              Operating expenses excluding reimbursement (c) 2.75%
                           Portfolio turnover rate 0%
                      Average commission rate paid $0.0196
-------------------
*     The Fund commenced operations on August 22, 1997.
(a)   Based on average shares outstanding.
(b)  Total investment return is calculated assuming an initial investment made at the net asset
      value  beginning  of  the  period,   reinvestment  of  all  dividends  and
      distributions at net asset value during the period and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return calculated for a period of less than one year is not annualized.
(c)   Annualized.

WHO MAY WANT TO INVEST

Shares of the Fund are available to the public only through the purchase of Contracts issued by the Companies.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" or "indexing" investment approach and attempts to replicate the investment performance of the EAFE(R) Index through statistical procedures.

The Fund may be appropriate for investors who are willing to endure stock market fluctuations in pursuit of potentially higher long-term returns. The Fund invests for growth and does not pursue income. Over time, stocks, although more volatile, have shown greater growth potential than other types of securities. In the shorter term, however, stock prices can fluctuate dramatically in response to market factors.

The Fund may be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in their portfolio, investors can achieve an extra level of diversification and also participate in opportunities around the world. However, there are additional risks involved with international investing. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the Fund invests.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision.

INVESTMENT PRINCIPLES AND RISKS

The value of the Fund's investments varies based on many factors. Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities. Lower quality securities offer higher yields, but also carry more risk.

Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect the Fund's share price. General economic factors in the various world markets can also impact the value of an investor's investment. When an investor sells his or her Fund shares, they may be worth more or less than what the investors paid for them. See "Risk Factors and Certain Securities and Investment Practices" for more information.

                                                THE FUND IN DETAIL

INVESTMENT OBJECTIVES AND POLICIES

The following is a discussion of the various investments of and techniques employed by the Fund. Additional information about the investment policies of the Fund appears in "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the Fund's SAI. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the EAFE(R) Index. The Fund attempts to achieve this objective by investing in a statistically selected sample of the equity securities included in the EAFE(R) Index.

The EAFE(R) Index is a capitalization-weighted index containing approximately [1,100] equity securities of companies located in countries outside the United States. The countries currently included in the EAFE(R) Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and The United Kingdom.

The Fund is constructed to have aggregate investment characteristics similar to those of the EAFE(R) Index. The Fund invests in a statistically selected sample of the securities of companies included in the EAFE(R) Index, although not all companies within a country will be represented in the Fund at the same time. Stocks are selected for inclusion in the Fund based on country of origin, market capitalization, yield, volatility and industry sector. Bankers Trust will manage the Fund using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the EAFE(R) Index. From time to time, adjustments may be made in the Fund because of changes in the composition of the EAFE(R) Index, but such changes should be infrequent.

The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the EAFE(R) Index to track general stock market performance. Morgan Stanley is the licenser of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE(R) Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of the Fund or the Fund itself. Morgan Stanley has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE(R) Index. Inclusion of a security in the EAFE(R) Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which shares of the Fund are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of the Fund. The Fund is neither sponsored by nor affiliated with Morgan Stanley.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, MORGAN STANLEY DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. MORGAN STANLEY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. MORGAN STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

General

Over time, the correlation between the performance of the Fund and the EAFE(R) Index is expected to be 0.95 or higher before deduction of Expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the EAFE(R) Index. The Fund's ability to track the EAFE(R) Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, changes in either the composition of the EAFE(R) Index or the assets of the Fund, and the timing and amount of Fund investor contributions and withdrawals, if any. In the unlikely event that a high correlation is not achieved, the Trust's Board of Trustees will consider alternatives. Because the Fund seeks to track the EAFE(R) Index, Bankers Trust generally will not attempt to judge the merits of any particular stock as an investment.

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of the EAFE(R) Index.

As a diversified fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation. The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the EAFE(R) Index should concentrate to an extent greater than that amount, the Fund's ability to achieve its objective may be impaired. No more than 15% of the Fund's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with maturities of more than seven days). These are fundamental investment policies of the Fund which may not be changed without shareholder approval. Additional investment policies of the Fund are contained in the SAI.

The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the EAFE(R) Index. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the EAFE(R) Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or EAFE(R) Index. These instruments may be considered derivatives. See "Risk Factors and Certain Securities and Investment Practices -- Derivatives."

The use of derivatives for non-hedging purposes may be considered speculative. While each of these securities can be used as leveraged investments, the Fund may not use them to leverage its net assets. The Fund will not invest in such instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Fund against potential market declines.

The Fund may lend its investment securities and purchase securities on a when-issued and a delayed delivery basis. The Fund may engage in foreign currency forward and futures transactions for the purpose of enhancing Fund returns or hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. See "Risk Factors and Certain Securities and Investment Practices" for more information about the investment practices of the Fund.

RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which the Fund may invest and strategies Bankers Trust may employ in pursuit of the Fund's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well.

Bankers Trust may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goal. Holdings and recent investment strategies are described in the financial reports of the Fund, which are sent to Fund shareholders on a semi-annual and annual basis.

Market Risk

As a mutual fund investing primarily in common stocks, the Fund is subject to market risk --- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

Risks of Investing in Foreign Securities

Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Fund's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is also authorized to enter into certain foreign currency exchange transactions. Furthermore, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. Finally, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund. See "Risk Factors and Certain Securities and Investment Practices" in the SAI for a description of the fundamental policies of the Fund that cannot be changed without approval by "the vote of a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund.

For descriptions of the investment objective, policies and restrictions of the Fund, see "The Fund in Detail" herein and "Risk Factors and Certain Securities and Investment Practices" herein and in the SAI. For a description of the management and expenses of the Fund, see "Management of the Trust" herein and in the SAI.

Short-Term Investments. The Fund may invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to serve as collateral for the obligations underlying the Fund's investment in securities index futures or related options or warrants. These securities include: obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, time deposits, certificates of deposit, bankers' acceptances and commercial paper.

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Securities Lending. The Fund may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 30% of the value of the Fund's net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, Bankers Trust will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

When Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. The Fund maintains with its custodian a segregated account containing cash or liquid portfolio securities in an amount at least equal to these commitments.

Derivatives

The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. Bankers Trust will only use derivatives for cash management purposes. Derivatives will not be used to increase portfolio risk above the level that would be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Fund.

Securities Index Futures and Related Options. The Fund may enter into securities index futures contracts and related options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options and provided that not more than 20% of the Fund's assets are invested in futures and options at any time. When the Fund has cash from new investments in the Fund or holds a portion of its assets in money market instruments, it may enter into index futures or options to attempt to increase its exposure to the market. Strategies the Fund could use to accomplish this include purchasing futures contracts, writing put options and purchasing call options. When the Fund wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options and purchasing put options.

Warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

Convertible Securities. The Fund may invest in convertible securities which are a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream -- generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security -- a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Further risks associated with the use of futures contracts, options, warrants and convertible securities. The risk of loss associated with futures contracts in some strategies can be substantial due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Fund will not use futures contracts, options, warrants and convertible securities for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants and convertible securities by the Fund are: (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, options, warrants and convertible securities; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into stock transactions on an exchange with an active and liquid secondary market. However, options, warrants and convertible securities purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of the Fund.

Foreign Currency Forward, Futures and Related Options Transactions. The Fund may enter into foreign currency forward and foreign currency futures contracts in order to maintain the same currency exposure as the EAFE(R) Index. The Fund may not enter into such contracts as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations in the underlying prices of securities held by the Fund. Although such contracts tend to minimize the risk of loss due to a decline in the value of a currency that has been sold forward, and the risk of loss due to an increase in the value of a currency that has been purchased forward, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

Asset Coverage. To assure that futures and related options, as well as when-issued and delayed-delivery securities, are not used by the Fund to achieve excessive investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities, entering into an off-setting transaction, or by establishing a segregated account with the Fund's custodian containing cash or liquid portfolio securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

Portfolio Turnover

The frequency of Fund transactions - the Fund's turnover rate - will vary from year to year depending on market conditions and the Fund's cash flows. The Fund's annual portfolio turnover rate is not expected to exceed 100%.

NET ASSET VALUE


The Fund is open for business on each day the New York Stock Exchange ("NYSE") is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except: (a) January 1st, Martin Luther King Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively.


The net asset value per share of the Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE, which under normal circumstances is 4:00 p.m., New York time. The Fund will not process orders on any day the NYSE is closed. Orders received on such days will be priced on the next day the Fund computes its net asset value. As such, investors may experience a delay in purchasing or redeeming shares of the Fund. Some of the Fund's securities are listed on foreign exchanges which trade on Saturdays or other days when the NYSE is closed. Since the Fund does not price on these days, the Fund's net asset value may by significantly affected on days when an investor has no access to the Fund's assets. The net asset value per share of the Fund is computed by dividing the value of the Fund's assets, less all liabilities, by the total number of its shares outstanding. The Fund's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Fund's Board of Trustees believes accurately reflects fair value.

[Under procedures adopted by the Board], a net asset value for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a net asset value determined to have been inaccurate will be adjusted if the difference between the original net asset value and the recalculated net asset value divided by the recalculated net asset value is 0.005 (1/2 of 1%) or greater and the difference between the net asset value is equal to or greater than $0.01, unless the impact of the error to a shareholder account was $10 or less.


PERFORMANCE INFORMATION AND REPORTS

The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to existing or prospective owners of the Companies' variable contracts. When performance information is provided in advertisements, it will include the effect of all charges deducted under the terms of the specified contract, as well as all recurring and non-recurring charges incurred by the Fund. Performance information may include the Fund's investment results and/or comparisons of its investment results to the EAFE(R) Index, and the Lipper International Average or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar Inc.

The Trust may provide period and average annualized "total return" quotations for the Fund. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, Bankers Trust and/or the Trust's other service providers may have voluntarily agreed to waive portions of their respective fees, or reimburse certain operating expenses of the Fund, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers are in effect.

Total returns are based on past results and are not an indication of future performance.

Shareholders will receive unaudited financial reports semi-annually that include the Fund's financial statements, including listings of investment securities held by the Fund at those dates. Annual reports are audited by independent accountants.

MANAGEMENT OF THE TRUST

Board of Trustees

The affairs of the Fund are managed under the supervision of the Board of Trustees of the Trust, of which the Fund is a series. By virtue of the responsibilities assumed by Bankers Trust, neither the Trust nor the Fund requires employees other than the Trust's officers. None of the Trust's officers devotes full time to the affairs of the Trust or the Fund.

For more information with respect to the Trustees of the Trust, see "Management of the Trust" in the SAI.

Investment Manager

The Fund has retained the services of Bankers, as investment manager. Bankers Trust, a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesaler supplier of financial services to the international and domestic institutional
markets.           As of December 31, 1997,  Bankers Trust New York  Corporation
was the seventh largest bank holding company in the United States with total assets of approximately [$129] billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately [$240] billion in assets under management globally. Of the total, approximately [$129.4] billion are in index assets alone, making Bankers Trust one of the nation's leading managers of index funds.
     Bankers Trust, subject to the supervision and direction of the Board of Trustees, manages the Fund in accordance with the Fund's investment objective and stated investment policies, makes investment decisions for the Fund, places orders to purchase and sell securities and other financial instruments on behalf of the Fund, employs professional investment managers and securities analysts who provide research services to the Fund, oversees the administration of all aspects of the Trust's business and affairs and supervises the performance of professional services provided by other vendors. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist in its role as investment manager. All orders for investment transactions on behalf of the Fund are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Fund only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Fund will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Fund may, however, invest in the obligations of correspondents and customers of Bankers Trust.

As compensation for its services to the Fund, Bankers Trust receives a fee from the Fund, accrued daily and paid monthly, equal on an annual basis to 0.45% of the average daily net assets of the Fund for its then-current fiscal year.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Fund described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant Federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities law.

Fund Manager

Richard J. Vella, Managing Director of Bankers Trust, is responsible for the day-to-day management of the Fund. Mr. Vella has been employed by Bankers Trust since 1985 and has ten years of trading and investment experience.

Expenses

In addition to the fees of Bankers Trust, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, charges of the Fund's custodian and transfer agent, SEC fees, a pro rata portion of the fees of the Trust's unaffiliated trustees and officers, accounting costs for reports sent to owners of the Contracts which provide for investment in the Fund ("Contractowners"), the Fund's pro rata portion of membership fees in trade organizations, a pro rata portion of the fidelity bond coverage for the Trust's officers, interest, brokerage and other trading costs, taxes, all expenses of computing the Fund's net asset value per share, expenses involved in registering and maintaining the registration of the Fund's shares with the SEC and qualifying the Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. However, other typical Fund expenses such as
Contractowner servicing, distribution of reports to Contractowners and prospectus printing and postage will be borne by the relevant Company.

Administrator

First Data Investor Services Group, Inc. ("Investor Services Group"), a subsidiary of First Data Corporation, One Exchange Place, Boston, Massachusetts 02109, serves as the Fund's administrator pursuant to an Administration Agreement with the Trust. Under the terms of the Administration Agreement, Investor Services Group generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Trust's Board of Trustees. Pursuant to the terms of the Administration Agreement, the Trust has agreed to pay Investor Services Group a monthly fee at the annual rate of 0.02% of the value of the Trust's average monthly net assets not exceeding $2 billion; 0.01% of the Trust's monthly average net assets exceeding $2 billion but not exceeding $5 billion and 0.0075% of the Trust's monthly average net assets exceeding $5 billion, in addition to a flat fee of $70,000 per year for each portfolio of the Trust and a one-time start-up fee for each portfolio of the Trust.

Distributor

First Data Distributors, Inc. (the "Distributor") serves as distributor of the Fund's shares to separate accounts of the Companies, for which it receives no separate fee from the Fund. The principal business address of the Distributor is 4400 Computer Drive, Westborough, Massachusetts 01581.

Custodian and Transfer Agent

Bankers Trust acts as custodian of the assets of the Fund and Investor Services Group serves as the transfer agent for the Fund.

Organization of the Trust

The Trust was organized on January 19, 1996, under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of the Fund and the Trust's other series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate Prospectuses. No series of shares has any preference over any other series. All shares, when issued, will be fully paid and nonassessable. The Trust's Board of Trustees has the authority to create additional series without obtaining shareholder approval.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Through its separate accounts, the Companies are the Fund's sole stockholders of record, therefore under the 1940 Act, such Companies are deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, each Company solicits and accepts voting instructions from its Contractowners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. Each Company then votes the Fund's shares that are attributable to its Contractowners' interests in the Fund in proportion to the voting instructions received. Each Company will vote any share that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Trustees.

The Trust is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval.

The Fund is only available to owners of variable annuities or variable life insurance policies issued by the Companies through their respective separate accounts. The Fund does not currently foresee any disadvantages to Contractowners arising from offering its shares to variable annuity and variable life insurance policy separate accounts simultaneously, and the Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contractowners. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices. Each Company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contractowners will likely increase due to the loss of economies of scale benefits that can be provided to mutual funds with substantial assets.

                                         SHAREHOLDER AND ACCOUNT POLICIES

PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund will be continuously offered to each Company's separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Company. The Company then offers to Contractowners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Company by such Contractowners. Contractowners can send such instructions and requests to the Companies by first class mail, overnight mail or express mail sent to the address set forth in the relevant Company's offering memorandum included with this prospectus. The Fund and the Distributor reserve the right to reject any purchase order for shares of the Fund.

Payment for redeemed shares will ordinarily be made within seven (7) business days after the Fund receives a redemption order from the relevant Company. The redemption price will be the net asset value per share next determined after the Company receives the Contractowner's request in proper form.

The Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value; or as permitted by the SEC.

The accompanying offering memorandum for the Company's variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such annuity or policy.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net income and capital gains to shareholders each year. The Fund distributes capital gains and income dividends annually. All dividends and capital gains distributions paid by the Fund will be automatically reinvested, at net asset value, by the Companies' separate accounts in additional shares of the Fund, unless an election is made by a Contractowner to receive distributions in cash.

The Fund will be treated as a separate entity for federal income tax purposes. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability.

The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. Bankers Trust intends to diversify the Fund's investments in accordance with those requirements. The enclosed offering memorandum for a Company's variable annuity or variable life insurance policies describes the federal income tax treatment of distributions from such contracts to Contractowners.

The foregoing is only a brief summary of important tax law provisions that affect the Fund. Other Federal, state and local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from the Fund should consult a qualified tax adviser.

                                          Investment Manager of the Fund
                                               BANKERS TRUST COMPANY

                                                   Administrator
                                     FIRST DATA INVESTOR SERVICES GROUP, INC.

                                                    Distributor
                                           FIRST DATA DISTRIBUTORS, INC.

                                                     Custodian
                                               BANKERS TRUST COMPANY

                                                  Transfer Agent
                                     FIRST DATA INVESTOR SERVICES GROUP, INC.

                                              Independent Accountants
                                                 ERNST & YOUNG LLP

                                                      Counsel
                                             WILLKIE FARR & GALLAGHER

                  ..........................................................

No person has been authorized to give any information or to make any representation other than those contained in the Fund's Prospectus, its SAI or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


                  ........................................................

BT INSURANCE  FUND TRUST

                                               SMALL CAP INDEX FUND

                                                    PROSPECTUS
                                                  AUGUST 20, 1997

This Prospectus offers shares of the Small Cap Index Fund (the "Fund"). The Fund is a series of BT Insurance Funds Trust (the "Trust"), which is an open-end management investment company currently having seven series. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts ("Contract(s)") issued by various insurance companies (the "Companies").

The Fund seeks to replicate as closely as possible the performance of the Russell 2000 Small Stock Index before the deduction of Fund expenses (the "Expenses"). There is no assurance, however, that the Fund will achieve its stated objective.

Bankers  Trust  Company  ("Bankers  Trust")  is  the  investment   manager  (the
"Manager") of the Fund.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the Fund that you should know and can refer to in deciding whether the Fund's goals match your own.


A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a free copy of the SAI by calling the Trust at the Customer Service Center at the telephone number shown in the accompanying offering memorandum.


Fund shares are not deposits or obligations of, or guaranteed by, Bankers Trust or any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESESECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                               BANKERS TRUST COMPANY
                                          Investment Manager of the Fund


                                           FIRST DATA DISTRIBUTORS, INC.

                                                    Distributor
                                                4400 Computer Drive
                                               Westborough, MA 01581

                                                 TABLE OF CONTENTS

                                                                                                             Page

THE FUND..................................................................................................    3

  Financial Highlights
  Who May Want to Invest
  Investment Principles and Risks


THE FUND IN DETAIL........................................................................................    5

  Investment Objectives and Policies
  Risk Factors and Certain Securities and Investment Practices
  Net Asset Value
  Performance Information and Reports
  Management of the Trust


SHAREHOLDER AND ACCOUNT POLICIES..........................................................................   15

  Purchase and Redemption of Shares
  Dividends, Distributions and Taxes


                                                     THE FUND

The Fund seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of 2,000 small-capitalization common stocks. The Fund will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000.

FINANCIAL HIGHLIGHTS

The following table provides financial highlights of the Fund for the period presented and should be read in conjunction with the financial statements and related notes that appear in the Trust's annual report dated December 31, 1997 (the "Annual Report") and which are incorporated by reference into the SAI. The financial statements and related notes contained in the Annual Report have been audited by Ernst & Young LLP, independent accountants. Additional information concerning the performance of the Fund is included in the Annual Report which may be obtained without charge by writing First Data Distributors, Inc., the distributor to the Fund at the address on the cover of this Prospectus.
                        Small Cap Index Fund (Unaudited)
                (For a Share Outstanding throughout each period)

                                   Year Ended
                                    12/31/97*
                   Net asset value, beginning of period $10.00

             Income from Investment Operations:
                         Net investment income (a) 0.03
                 Net realized and unrealized gain (loss)
                    on investments and futures contracts 0.48
              Net increase in net asset value from operations 0.51

                      Net asset value, end of period $10.51
                                     ======


                             Total Return (b) 5.10%

             Ratios / Supplemental Data:
             Net assets, end of period (in 000's) $12,617 Ratios to average net assets:
             Net investment income including reimbursement (c) 1.08%
              Operating expenses including reimbursement (c) 0.45%
              Operating expenses excluding reimbursement (c) 3.27%
                           Portfolio turnover rate 8%
                      Average commission rate paid $0.0208
-----------------
*     The Fund commenced operations on August 25, 1997.
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return calculated for a period of less than one year is not annualized.
(c)   Annualized.

WHO MAY WANT TO INVEST

Shares of the Fund are available to the public only through the purchase of Contracts issued by the Companies.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" or "indexing" investment approach and attempts to replicate the investment performance of the Russell 2000 through statistical procedures.

The Fund may be appropriate for investors who are willing to endure stock market fluctuations in pursuit of potentially higher long-term returns. The Fund invests for growth and does not pursue income as a primary objective. Over time, stocks, although more volatile, have shown greater growth potential than other types of securities. In the shorter term, however, stock prices can fluctuate dramatically in response to market factors.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision.

INVESTMENT PRINCIPLES AND RISKS

The value of the Fund's investments varies based on many factors. Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities. Lower quality securities offer higher yields, but also carry more risk.

General economic factors in the various world markets can also impact the value of an investor's investment. When an investor sells his or her Fund shares, they may be worth more or less than what the investors paid for them. See "Risk Factors and Certain Securities and Investment Practices" for more information.

                                                THE FUND IN DETAIL

INVESTMENT OBJECTIVES AND POLICIES

The following is a discussion of the various investments of and techniques employed by the Fund. Additional information about the investment policies of the Fund appears in "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the Fund's SAI. There can be no assurance that the investment objectives of the Fund will be achieved.


The Fund seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Russell 2000. The Russell 2000 is composed of approximately 2,000 small-capitalization common stocks. A company's stock market capitalization is the total market value of its floating outstanding shares. As of [February 5, 1998], the average stock market capitalization of the Russell 2000 was [$500 million] and the weighted average stock market capitalization of the Russell 2000 was [$650 million].


The Fund is neither sponsored by nor affiliated with the Frank Russell Company. Frank Russell's only relationship to the Fund is the licensing of the use of the Russell 2000. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indices.

The Fund invests in a statistically selected sample of the 2,000 stocks included in the Russell 2000. The stocks of the Russell 2000 to be included in the Fund will be selected utilizing a statistical sampling technique known as
"optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings and debt-to-asset ratios and dividend yields) closely approximate those of the Russell 2000. For instance, if 10% of the capitalization of the Russell 2000 consists of utility companies with relatively small capitalizations, then the Fund is constructed so that approximately 10% of the Fund's assets are invested in the stocks of utility companies with relatively small capitalizations. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Russell 2000 as a whole.

General

Over time, the correlation between the performance of the Fund and the Russell 2000 is expected to be 0.95 or higher before deduction of Expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the Russell 2000. The Fund's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, changes in either the composition of the Russell 2000 or the assets of the Fund, and the timing and amount of Fund investor contributions and withdrawals, if any. In the unlikely event that a high correlation is not achieved, the Trust's Board of Trustees will consider alternatives. Because the Fund seeks to track the Russell 2000, Bankers Trust generally will not attempt to judge the merits of any particular stock as an investment.

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of the Russell 2000.

As a diversified fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation. The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the Russell 2000 should concentrate to an extent greater than that amount, the Fund's ability to achieve its objective may be impaired. These are fundamental investment policies of the Fund which may not be changed without shareholder approval. No more than 15% of the Fund's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with maturities of more than seven days). Additional investment policies of the Fund are contained in the SAI.

The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the Russell 2000. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the Russell 2000. These instruments may be considered derivatives. See "Risk Factors and Certain Securities and Investment Practices -- Derivatives."

The use of derivatives for non-hedging purposes may be considered speculative. While each of these securities can be used as leveraged investments, the Fund may not use them to leverage its net assets. The Fund will not invest in such instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Fund against potential market declines.

The Fund may lend its investment securities and purchase securities on a when-issued and a delayed delivery basis. See "Risk Factors and Certain Securities and Investment Practices" for more information about the investment practices of the Fund.

RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which the Fund may invest and strategies Bankers Trust may employ in pursuit of the Fund's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well.

Bankers Trust may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goal. Holdings and recent investment strategies are described in the financial reports of the Fund, which are sent to Fund shareholders on a semi-annual and annual basis.

Market Risk

As a mutual fund investing primarily in common stocks, the Fund is subject to market risk --- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

Risks of Investing in Medium- and Small-Capitalization Stocks

Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the Standard & Poor's 500 Composite Stock Price Index. Among the reasons for the greater price volatility of these securities are: the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund. See "Risk Factors and Certain Securities and Investment Practices" in the SAI for a description of the fundamental policies of the Fund that cannot be changed without approval by "the vote of a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund.

For descriptions of the investment objectives, policies and restrictions of the Fund, see "The Fund in Detail" herein and "Risk Factors and Certain Securities and Investment Practices" herein and in the SAI. For descriptions of the management and expenses of the Fund, see "Management of the Trust" herein and in the SAI.

Short-Term Investments. The Fund may invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to serve as collateral for the obligations underlying the Fund's investment in securities index futures or related options or warrants. These securities include: obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, time deposits, certificates of deposit, bankers' acceptances and commercial paper.

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Securities Lending. The Fund may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 30% of the value of the Fund's net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, Bankers Trust will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

When Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. The Fund maintains with its custodian a segregated account containing cash or liquid portfolio securities in an amount at least equal to these commitments.

Derivatives

The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. Bankers Trust will only use derivatives for cash management purposes. Derivatives will not be used to increase portfolio risk above the level that would be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Fund.

Securities Index Futures and Related Options. The Fund may enter into securities index futures contracts and related options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options and provided that not more than 20% of the Fund's assets are invested in futures and options at any time. When the Fund has cash from new investments in the Fund or holds a portion of its assets in money market instruments, it may enter into index futures or options to attempt to increase its exposure to the market. Strategies the Fund could use to accomplish this include purchasing futures contracts, writing put options and purchasing call options. When the Fund wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options and purchasing put options.

Warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

Convertible Securities. The Fund may invest in convertible securities which are a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream -- generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security -- a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Further risks associated with the use of futures contracts, options, warrants and convertible securities. The risk of loss associated with futures contracts in some strategies can be substantial due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Fund will not use futures contracts, options, warrants and convertible securities for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants and convertible securities by the Fund are: (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, options, warrants and convertible securities; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into stock transactions on an exchange with an active and liquid secondary market. However, options, warrants and convertible securities purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of the Fund.

Asset Coverage. To assure that futures and related options, as well as when-issued and delayed-delivery securities, are not used by the Fund to achieve excessive investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the Securities and Exchange Commission, either by owning the underlying securities, entering into an off-setting transaction, or by establishing a segregated account with the Fund's custodian containing cash or liquid portfolio securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

Portfolio Turnover

The frequency of Fund transactions - the Fund's turnover rate - will vary from year to year depending on market conditions and the Fund's cash flows. The Fund's annual portfolio turnover rate is not expected to exceed 100%.

NET ASSET VALUE


The Fund is open for business each day the New York Stock Exchange ("NYSE") is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except: (a) January 1st, Martin Luther King Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively.


The net asset value per share of the Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE, which under normal circumstances is 4:00 p.m., New York time. The Fund will not process orders on any day the NYSE is closed. Orders received on such days will be priced on the next day the Fund computes its net asset value. The net asset value per share of the Fund is computed by dividing the value of the Fund's assets, less all liabilities, by the total number of its shares outstanding. The Fund's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Fund's Board of Trustees believes accurately reflects fair value.

[Under procedures adopted by the Board], a net asset value for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a net asset value determined to have been inaccurate will be adjusted if the difference between the original net asset value and the recalculated net asset value divided by the recalculated net asset value is 0.005 (1/2 of 1%) or greater and the difference between the net asset value is equal to or greater than $0.01, unless the impact of the error to a shareholder account was $10 or less.

PERFORMANCE INFORMATION AND REPORTS

The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to existing or prospective owners of the Companies' variable contracts. When performance information is provided in advertisements, it will include the effect of all charges deducted under the terms of the specified contract, as well as all recurring and non-recurring charges incurred by the Fund. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Lipper International Average or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar Inc.

The Trust may provide period and average annualized "total return" quotations for the Fund. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, Bankers Trust and/or the Trust's other service providers may have voluntarily agreed to waive portions of their respective fees, or reimburse certain operating expenses of the Fund, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers are in effect.

Total returns are based on past results and are not an indication of future performance.

Shareholders will receive unaudited financial reports semi-annually that include the Fund's financial statements, including listings of investment securities held by the Fund at those dates. Annual reports are audited by independent accountants.

MANAGEMENT OF THE TRUST

Board of Trustees

The affairs of the Fund are managed under the supervision of the Board of Trustees of the Trust, of which the Fund is a series. By virtue of the responsibilities assumed by Bankers Trust, neither the Trust nor the Fund require employees other than the Trust's officers. None of the Trust's officers devotes full time to the affairs of the Trust or the Fund.

For more information with respect to the Trustees of the Trust, see "Management of the Trust" in the SAI.

Investment Manager


The Fund has retained the services of Bankers Trust, as investment manager. Bankers Trust, a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesaler supplier of financial services to the international and domestic
institutional  markets.          As of December 31, 1997, Bankers Trust New York
Corporation was the seventh largest bank holding company in the United States with total assets of approximately [$129] billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately [$240] billion in assets under management globally. Of the total, approximately [$129.4] billion are in index assets alone, making Bankers Trust one of the nation's leading managers of index funds.

    Bankers Trust, subject to the supervision and direction of the Board of Trustees, manages the Fund in accordance with the Fund's investment objective and stated investment policies, makes investment decisions for the Fund, places orders to purchase and sell securities and other financial instruments on behalf of the Fund, employs professional investment managers and securities analysts who provide research services to the Fund, oversees the administration of all aspects of the Trust's business and affairs and supervises the performance of professional services provided by other vendors. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist in its role as investment manager. All orders for investment transactions on behalf of the Fund are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Fund only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Fund will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Fund may, however, invest in the obligations of correspondents and customers of Bankers Trust.


As compensation for its services to the Fund, Bankers Trust receives a fee from the Fund, accrued daily and paid monthly, equal on an annual basis to 0.35% of the average daily net assets of the Fund for its then-current fiscal year.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Fund described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant Federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities law.

Fund Manager

Frank Salerno, Managing Director of Bankers Trust, is responsible for the day-to-day management of the Fund. Mr. Salerno oversees administration, management and trading of international and domestic equity index strategies. He has been employed by Bankers Trust since 1981.

Expenses

In addition to the fees of Bankers Trust, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, charges of the Fund's custodian and transfer agent, SEC fees, a pro rata portion of the fees of the Trust's unaffiliated trustees and officers, accounting costs for reports sent to owners of the Contracts which provide for investment in the Fund ("Contractowners"), the Fund's pro rata portion of membership fees in trade organizations, a pro rata portion of the fidelity bond coverage for the Trust's officers, interest, brokerage and other trading costs, taxes, all expenses of computing the Fund's net asset value per share, expenses involved in registering and maintaining the registration of the Fund's shares with the SEC and qualifying the Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. However, other typical Fund expenses such as
Contractowner servicing, distribution of reports to Contractowners and prospectus printing and postage will be borne by the relevant Company.

Administrator

First Data Investor Services Group, Inc. ("Investor Services Group"), a subsidiary of First Data Corporation, One Exchange Place, Boston, Massachusetts 02109, serves as the Fund's administrator pursuant to an Administration Agreement with the Trust. Under the terms of the Administration Agreement, Investor Services Group generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Trust's Board of Trustees. Pursuant to the terms of the Administration Agreement, the Trust has agreed to pay Investor Services Group a monthly fee at the annual rate of 0.02% of the value of the Trust's average monthly net assets not exceeding $2 billion; 0.01% of the Trust's monthly average net assets exceeding $2 billion but not exceeding $5 billion; and 0.0075% of the Trust's monthly average net assets exceeding $5 billion, in addition to a flat fee of $70,000 per year for each portfolio of the Trust and a one-time start-up fee for each portfolio of the Trust.

Distributor


First Data Distributors, Inc. (the "Distributor") serves as distributor of the Fund's shares to separate accounts of the Companies, for which it receives no separate fee from the Fund. The principal business address of the Distributor is 4400 Computer Drive, Westborough, Massachusetts 01581.


Custodian and Transfer Agent

Bankers Trust acts as custodian of the assets of the Fund and Investor Services Group serves as the transfer agent for the Fund.

Organization of the Trust

The Trust was organized on January 19, 1996, under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of the Fund and the Trust's other series, par value $0.001 per share. The shares of each of the other series of the Trust are offered through separate Prospectuses. No series of shares has any preference over any other series. All shares, when issued, will be fully paid and nonassessable. The Trust's Board of Trustees has the authority to create additional series without obtaining shareholder approval.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Through its separate accounts, the Companies are the Fund's sole stockholders of record, therefore under the 1940 Act, such Companies are deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, each Company solicits and accepts voting instructions from its Contractowners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. Each Company then votes the Fund's shares that are attributable to its Contractowners' interests in the Fund in proportion to the voting instructions received. Each Company will vote any share that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Trustees.

The Trust is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval.

The Fund is only available to owners of variable annuities or variable life insurance policies issued by the Companies through their respective separate accounts. The Fund does not currently foresee any disadvantages to Contractowners arising from offering its shares to variable annuity and variable life insurance policy separate accounts simultaneously, and the Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contractowners. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices. Each Company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contractowners will likely increase due to the loss of economies of scale benefits that can be provided to mutual funds with substantial assets.

                                         SHAREHOLDER AND ACCOUNT POLICIES

PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund will be continuously offered to each Company's separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Company. The Company then offers to Contractowners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Company by such Contractowners. Contractowners can send such instructions and requests to the Companies by first class mail, overnight mail or express mail sent to the address set forth in the relevant Company's offering memorandum included with this prospectus. The Fund and the Distributor reserve the right to reject any purchase order for shares of the Fund.

Payment for redeemed shares will ordinarily be made within seven (7) business days after the Fund receives a redemption order from the relevant Company. The redemption price will be the net asset value per share next determined after the Company receives the Contractowner's request in proper form.

The Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value; or as permitted by the SEC.

The accompanying offering memorandum for the Company's variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such annuity or policy.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net income and capital gains to shareholders each year. The Fund distributes capital gains and income dividends annually. All dividends and capital gains distributions paid by the Fund will be automatically reinvested, at net asset value, by the Companies' separate accounts in additional shares of the Fund, unless an election is made by a Contractowner to receive distributions in cash.

The Fund will be treated as a separate entity for federal income tax purposes. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability.

The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. Bankers Trust intends to diversify the Fund's investments in accordance with those requirements. The enclosed offering memorandum for a Company's variable annuity or variable life insurance policies describes the federal income tax treatment of distributions from such contracts to Contractowners.

The foregoing is only a brief summary of important tax law provisions that affect the Fund. Other Federal, state or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from the Fund should consult a qualified tax adviser.

g:\shared\clients\bankers\edgar\finan.doc

                                          Investment Manager of the Fund
                                               BANKERS TRUST COMPANY

                                                   Administrator
                                     FIRST DATA INVESTOR SERVICES GROUP, INC.


                                                    Distributor
                                           FIRST DATA DISTRIBUTORS, INC.


                                                     Custodian
                                               BANKERS TRUST COMPANY

                                                  Transfer Agent
                                     FIRST DATA INVESTOR SERVICES GROUP, INC.

                                              Independent Accountants
                                                 ERNST & YOUNG LLP

                                                      Counsel
                                             WILLKIE FARR & GALLAGHER

                  ..........................................................

No person has been authorized to give any information or to make any representation other than those contained in the Fund's Prospectus, its Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                  ............................................................

                                                   STATEMENT OF
                                              ADDITIONAL INFORMATION


BT INSURANCE FUNDS TRUST

                                              EAFE(R) EQUITY INDEX FUND
                                                 MARCH 20, 1998

         BT Insurance Funds Trust (the "Trust") is currently comprised of seven series: the EAFE(R) Equity Index Fund (the "Fund") and six other series. The shares of the Fund are described herein. Capitalized terms not otherwise defined herein shall have the same meaning as in the Prospectus.

                                                 Table of Contents

         Risk Factors and Certain Securities and Investment Practices.....................................     2
         Performance Information..........................................................................    16
         Valuation of Securities; Redemption in Kind......................................................    17
         Management of the Trust..........................................................................    18
         Organization of the Trust........................................................................    22
         Taxation.........................................................................................    23
         Financial Statements.............................................................................    25


Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts ("Contract(s)") issued by various insurance companies (the "Companies"). The investment adviser of the Fund is Bankers Trust Company (the "Manager" or "Bankers Trust"). The distributor of the Fund shares is First Data Distributors, Inc. (the "Distributor" or "First Data Distributors").

The Prospectus for the Fund is dated March 20, 1998. The Prospectus provides the basic information investors should know before investing and may be obtained without charge by calling the Trust at the Customer Service Center at the telephone number shown in the accompanying offering memorandum. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Fund's Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.

                                               BANKERS TRUST COMPANY
                                          Investment Manager of the Fund

                                          FIRST DATA DISTRIBUTORS, INC.,
                                                    Distributor
                                               4400 Computer Drive,
                                               Westborough, MA 01581

          RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES

                              Investment Objective

         The investment objective of the Fund is described in the Fund's Prospectus. There can, of course, be no assurance that the Fund will achieve its investment objective.

                                                Investment Practices

         The following is a discussion of the various investments of and techniques employed by the Fund:

         Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Manager anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Manager will monitor the liquidity of Rule 144A securities in the Fund's portfolio under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the Manager will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and
(iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Lending of Portfolio Securities. The Fund has the authority to lend portfolio securities to brokers, dealers and other financial organizations. The Fund will not lend securities to Bankers Trust, the Distributor or their affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

         Short-Term Instruments. When the Fund experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Fund's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S dollars or in foreign currencies.

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Fund's custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the export-import Bank.

         Equity Investments. The Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial cash account, U.S. Government Obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund.

         Warrants. Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible Securities. Convertible securities may be a debt security or preferred stock which may be converted into common stock or carries the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

[To be updated]...[Foreign Securities: Special Considerations Concerning Hong Kong, Malaysia, Singapore and Japan. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.]

         The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

         [Hong Kong's impending return to Chinese dominion in 1997 has not initially had a positive effect on its economic growth which was vigorous in the 1980s.] However, authorities in Beijing have agreed to maintain a capitalist system for 50 years that, along with Hong Kong's economic growth, continued to further strong stock market returns. In preparation for 1997, Hong Kong has to develop trade with China, where it is the largest foreign investor, while also maintaining its long-standing export relationship with the United States. Spending on infrastructure improvements is a significant priority of the colonial government while the private sector continues to diversify abroad based on its position as an established international trade center in the Far East.

         The Hong Kong stock market is undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

         [The Malaysian economy continued to perform well, growing at an average annual rate of 9% from 1987 through 1991. This placed Malaysia as one of the fastest growing economies in the Asian-Pacific region. Malaysia has become the world's third-largest producer of semiconductor devices (after the US and Japan) and the world's largest exporter of semiconductor devices. More remarkable is the country's ability to achieve rapid economic growth with relative price stability (2% inflation over the past five years) as the government followed prudent fiscal/monetary policies. Malaysia's high export dependence level leaves it vulnerable to a recession in the Organization for Economic Cooperation and Development countries or a fall in world commodity prices.]

         Singapore has an open entrepreneurial economy with strong service and manufacturing sectors and excellent international trading links derived from its history. During the 1970s and early 1980s, the economy expanded rapidly, achieving an average annual growth rate of 9%. Per capita GDP is among the highest in Asia.
Singapore holds a position as a major oil refining and services center.

         Investing in Japanese securities may involve the risks associated with investing in foreign securities generally. In addition, because it invests in Japan, the Fund will be subject to the general economic and political conditions in Japan.

         Share prices of companies listed on Japanese stock exchanges and on the Japanese OTC market reached historical peaks (which were later referred to as the "bubble") as well as historically high trading volumes in 1989 and 1990. Since then, stock prices in both markets decreased significantly, with listed stock prices reaching their lowest levels in the third quarter of 1992 and OTC stock prices reaching their lowest levels in the fourth quarter of 1992. [During the period from January 1, 1989 through December 31, 1994, the highest Nikkei stock average and Nikkei OTC average were 38,915.87 and 4,149.20, respectively, and the lowest for each were 14,309.41 and 1,099.32, respectively.] There can be no assurance that additional market corrections will not occur.

         The common stocks of many Japanese companies continue to trade at high price earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

         Since the Fund invests in securities denominated in yen, changes in exchange rates between the U.S. dollar and the yen affect the U.S. dollar value of the Fund's assets. Such rate of exchange is determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by the international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors.

         Japanese securities held by the Fund are not registered with the SEC nor are the issuers thereof subject to its reporting requirements. There may be less publicly available information about issuers of Japanese securities than about U.S. companies and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

         Although the Japanese economy has grown substantially over the past four decades, recently the rate of growth had slowed substantially. [During 1991, 1992 and 1993, the Japanese economy grew at rates of 4.3%, 1.1% and 0.1%, respectively, as measured by real gross domestic product.]

         Japan's success in exporting its products has generated a sizable trade surplus. Such trade surplus has caused tensions at times between Japan and some of its trading partners. In particular, Japan's trade relations with the United States have recently been the subject of discussion and negotiation between the two nations. The United States has imposed certain measures designed to address trade issues in specific industries. These measures and similar measures in the future may adversely affect the performance of the Fund.

         Japan's economy has typically exhibited low inflation and low interest rates. There can be no assurance that low inflation and low interest rates will continue, and it is likely that a reversal of such factors would adversely affect the Japanese economy. Moreover, the Japanese economy may differ, favorably or unfavorably, from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

         Japan has a parliamentary form of government. In 1993 a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms of the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect the Fund.

Futures Contracts and Options on Futures Contracts

         General. The successful use of such instruments draws upon the Manager's skill and experience with respect to such instruments. When futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased. Successful use of futures to hedge against foreign exchange risk depends on the Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         Successful use of the futures contract and related options are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on Bankers Trust's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices are subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying securities above the options exercise price.

         Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies or contracts based on the EAFE Index. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         In addition, futures contracts entail risks. The Manager believes that use of such contracts will benefit the Fund. The successful use of futures contracts, however, depends on the degree of correlation between the futures and securities markets.

         Options on Futures Contracts. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by its pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. In anticipation of a decline in interest rates, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by the Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involved less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
         .........
         The Board of Trustees has also adopted a restriction that the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Fund.

         Additional Risks of Options on Futures Contracts and Forward Contracts. Unlike transactions entered into by the Fund in futures contracts, forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers.

         The Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

         Futures contracts, options on futures contracts and forward contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

         Options on Securities Indices. The Fund may purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities indices entail certain risks. The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Fund generally will only purchase or write such an option if the Manager believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Manager believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Manager may be forced to liquidate portfolio securities to meet settlement obligations.

         Forward Foreign Currency Exchange Contracts. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

         A forward foreign currency exchange contract is an obligation by a fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash and liquid portfolio assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates that would adversely affect the portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge its assets.

Investment Restrictions

         The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, the Fund may not:

         (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction (as an operating policy, the Funds may not engage in dollar roll transactions);

         (2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); or
              (b) through the use of repurchase agreements or the purchase of short-term obligations;

         (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), in the ordinary course of business (except that the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

         (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

         (6)  issue any  senior  security  (as that term is  defined in the 1940
              Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, (except to the extent permitted in investment restriction No. 1), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

         (7) purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to these 5% limitation and provided that there is no limitation with respect to investments in U.S. Government securities.

         Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees, provide that the Fund may not:

     (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (ii) invest for the purpose of exercising control or management;

     (iii) purchase for the Fund securities of any investment company if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund (as an operating policy, the Fund will not invest in another open-end registered investment company); or

     (iv) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         The Fund will comply with the state securities laws and regulations of all states in which it is registered.

                Portfolio Transactions and Brokerage Commissions

         The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on fund transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain fund securities on behalf of the Fund are frequently placed by the Manager with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Manager seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Manager reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Manager is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Trust may determine, the Manager may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

         Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Fund's assets, as well as the assets of other clients.

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, it is the opinion of the management of the Trust that such information is only supplementary to the Manager's own research effort, since the information must still be analyzed, weighed and reviewed by the Manager's staff. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information is used by the Manager in connection with the Fund. Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.

         In certain instances there may be securities which are suitable for the Fund as well as for one or more of the Manager's other clients. Investment decisions for the Fund and for the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

                                              PERFORMANCE INFORMATION

                                          Standard Performance Information

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

         Total Return: The Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

         Performance Results: Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Furthermore, total return does not reflect charges or deductions against a Contractowner's separate account. Accordingly, total return does not illustrate actual investment performance under a contract. Total return reflects the performance of both principal and income.

         For the period from commencement of operations on August 22, 1997 through December 31, 1997, the aggregate total return of the Fund was ___%.

                                           Comparison of Fund Performance

         Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following: Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, Value Line, Wall Street Journal, Weisenberger Investment Companies Services and Working Women.

                   VALUATION OF SECURITIES; REDEMPTION IN KIND

         Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

         Securities for which market quotations are not available are valued by Bankers Trust under the supervision of the Trust's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

         The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

                  type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Manager of the Fund will value such securities based upon all relevant factors as outlined in FRR 1.

         The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Fund have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                                              MANAGEMENT OF THE TRUST

         The Board of Trustees of the Trust is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

         The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated, the address of each Trustee and officer is One Exchange Place, Boston, Massachusetts.

                                               Trustees and Officers

                                                                                 Principal Occupations During
Name, Address and Age                    Position Held with the Trust                    Past 5 Years
---------------------                    ----------------------------                    ------------

Robert R. Coby, 46                       Trustee                           President of Lynch & Mayer, Inc., since
118 North Drive                                                            December 1996; Formerly President of
North Massapequa, NY 11758                                                 Leadership Capital Inc. (1995-1996);
                                                                           Chief Operating Officer of CS First
                                                                           Boston Investment Management, Inc.
                                                                           (1994-1995); President of Blackhawk
                                                                           L.P. (1993-1994); Chief Financial
                                                                           Officer of Equitable Capital prior to
                                                                           February 1993.

Desmond G. FitzGerald, 54                Trustee                           Chairman of North American Properties
2015 West Main Street                                                      Group since January 1987.
Stamford, CT 06902

James S. Pasman, Jr., 67                 Trustee                           Retired; President and Chief Operations
29 The Trillium                                                            Officer of National Intergroup Inc.
Pittsburgh, PA 15238                                                       (1989-1991).


*William E. Small, 56                    Trustee and President             Independent Consultant (1996-present);
                                                                           Formerly Executive Vice President of
                                                                           First Data Investor Services Group Inc.
                                                                           ("Investor Services Group") (1993-1996).


Michael Kardok, 38                       Vice President and Treasurer      Vice President of Investor Services
                                                                           Group since May 1994; Vice President of
                                                                           The Boston Company Advisors Inc. prior
                                                                           to May 1994.

Elizabeth A. Russell, 35                 Vice President and Secretary      Counsel of Investor Services Group
                                                                           since 1994; Assistant Vice President
                                                                           and Counsel, The Boston Company
                                                                           Advisors, Inc. (1993-1994).

Brigid O. Bieber, 37                     Vice President and Assistant      Counsel of Investor Services Group
                                         Secretary                         since 1994; Vice President and
                                                                           Associate General Counsel, The Boston
                                                                           Company Advisors, Inc. (prior to May
                                                                           1994).

Mr. Kardok and Msses. Bieber and Russell also hold similar positions for other investment companies for which First Data Distributors, an affiliate of Investor Service Group, or an affiliate serves as the principal underwriter.

         No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust. No director, officer or employee of First Data Distributors or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

         As of February 10, 1998, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Fund or the Trust (all series taken together).

                                                Investment Manager

         Under the terms of the Fund's investment management agreement with Bankers Trust (the "Management Agreement"), Bankers Trust manages the Fund subject to the supervision and direction of the Board of Trustees of the Trust. Bankers Trust will: (i) act in strict conformity with the Trust's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Fund in accordance with the Fund's investment objectives, restrictions and policies; (iii) make investment decisions for the Fund; (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Fund; (v) oversee the administration of all aspects of the Trust's business and affairs; and (vi) supervise the performance of professional services provided by others.

         Bankers Trust bears all expenses in connection with the performance of services under the Management Agreement. The Fund bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors or employees of Bankers Trust, First Data Distributors or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; cost of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust; and any extraordinary expenses.

         Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust, in making its investment decisions, does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

         The Fund's prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees.

         Bankers Trust has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law.

                                                   Administrator

         Investor Services Group, One Exchange Place, Boston, Massachusetts 02109, serves as administrator of the Fund. As administrator, Investor Services Group is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. Investor Services Group will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in Investor Services Group's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses, and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

                                           Custodian and Transfer Agent

         Bankers Trust, 130 Liberty Stree (One Bankers Trust Plaza), New York, New York 10006, serves as custodian for the Fund. As custodian, it holds the Fund's assets. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

         Investor Services Group serves as transfer agent of the Trust. Under its transfer agency agreement with the Trust, Investor Services Group maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund.

         Bankers Trust and Investor Services Group may be reimbursed by the Fund for out-of-pocket expenses.

                                                    Use of Name

         The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment manager to the Fund. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

         The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                                            Banking Regulatory Matters

         Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Fund contemplated by the
Management Agreement and other activities for the Fund described in the Prospectus and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Fund. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                                        Counsel and Independent Accountants

         Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as Counsel to the Trust and the Fund. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, acts as independent accountants of the Trust and the Fund.

                                              ORGANIZATION OF THE TRUST

         Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

         Through its separate accounts the Companies are the Fund's sole stockholders of record, so under the 1940 Act, the Companies are deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, each Company solicits and accepts voting instructions from its Contractowners who have allocated or transferred monies for a investment in the Fund as of the record date of the meeting. Each Company then votes the Fund's shares that are attributable to its Contractowners' interest in the Fund in proportion to the voting instructions received. Each Company will vote any share that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the offering memoranda for its variable annuities and variable life insurance policies.

         Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

         The Trust was organized on January 19, 1996.

                                                      TAXATION

                                                Taxation of the Funds

         The Trust intends to qualify annually and to elect the Fund to be treated as a regulated investment company under the Code.

         As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to its shareholders, that is, the Companies' separate accounts. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains and, therefore, does not anticipate incurring Federal income tax liability.

         The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts which are offered in connection with such separate accounts. The Manager intends to diversify the Fund's investments in accordance with those requirements. The offering memoranda for each Company's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

         To comply with regulations under Section 817(h) of the Code, the Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the U.S. Treasury and each U.S. Government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the separate account's sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as described currently in the Prospectus or that the Fund will not have to change its investment policies or goals.

         The foregoing is only a brief summary of important tax law provisions that affect the Fund. Other Federal, state or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from the Fund should consult a qualified tax adviser.

                                                   Distributions

         All dividends and capital gains distributions paid by the Fund will be automatically reinvested, at net asset value, by the Companies' separate accounts in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends to realize any capital gains. However, the Fund currently intents to pay dividends and capital gains distributions, if any, on an annual basis. The offering memorandum for a Company's variable annuity or variable life insurance policies describes the frequency of distributions to Contractowners and the Federal income tax treatment of distributions from such contracts to Contractowners.

                                                  Sale of Shares

         Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         Shareholders will be notified annually as to the U.S. Federal tax status of distributions.

                                             Foreign Withholding Taxes

         Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                                                Backup Withholding

         The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                                                  Other Taxation

         The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is viable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

         Fund shareholders may be subject to state and local taxes on their fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                               Financial Statements
                                              EAFE Equity Index Fund
                                               FINANCIAL HIGHLIGHTS
                                   For a share outstanding throughout the period


                                                               Period from
                                                          8/22/97 thru 12/31/97

Net asset value, beginning of period                           $10.00

Income from Investment Operations:
   Net investment income (a)                                   0.02
   Net realized and unrealized gain
   (loss) on investments and futures
   contracts                                                   (0.68)

   Net decrease in net asset value
   from operations                                             0.02

Net asset value, end of period                                 $10.02

Total Return (b)                                               -6.60%

Ratios / Supplemental Data
Net assets, end of period (in 000s) $14,409 Ratios to average net assets:
   Net investment income including reimbursement (c)           0.72%
   Operating expenses including reimbursement (c)              0.65%
   Operating expenses excluding reimbursement (c)              2.75%
Portfolio turnover rate                                        0%
Average commission rate paid                                   $0.0196

(a) Based on average shares outstanding
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on teh last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in teh calculation of total investment return. Total return calculated for a period of less than one year is not annualized (c) Annualized

                                                 BT INSURANCE FUNDS TRUST
                             STATEMENT OF OPERATIONS
                     For the period ended December 31, 1997


                                                                      EAFE Equity        Small Cap           Equity 500
                                                                       Index (A)         Index (A)           Index (A)

INVESTMENT INCOME:
Interest                                                                   $17,832              $4,049              $6,064
Dividends                                                                   60,466              52,275              41,799
   Less foreign taxes withheld                                             (8,331)                   0                 (2)
Miscellaneous                                                                    0               3,039                   0
   Total Investment Income                                                  69,967              59,363              47,861

EXPENSES:
Investment advisory fee (Note E)                                            23,060              13,629               5,294
Administration fee (Note E)                                                 25,701              25,263              17,758
Fund accounting fees                                                        10,787              13,037               2,568
Custodian fees                                                              26,959              28,129              10,881
Audit fees                                                                  27,000              25,000              22,000
Trustees fees                                                               12,757               9,457               4,597
Amortization of organizational costs                                         1,147               1,138                 800
Transfer agent fees                                                          2,891               2,869               2,008
Legal fees                                                                   2,361               1,756                 883
Printing fees                                                                8,326               7,033               6,779
Miscellaneous                                                                  176                 176                 124
   Total expenses before reimbursement                                     141,165             127,487              73,692
   Less reimbursement by Advisor                                         (107,853)           (110,002)            (65,771)
   Total expenses net of reimbursement                                      33,312              17,485               7,921

NET INVESTMENT INCOME                                                       36,655              41,878              39,940

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold                                 4,840              81,129             (7,239)
Net realized gain (loss) on futures contracts                             (24,440)               7,288              17,353
Net realized gain on foreign currency transactions                          18,702                   0                   0
Net change in unrealized appreciation
   (depreciation) on futures contracts                                     (4,053)                  20                   0
Net change in unrealized appreciation
   (depreciation) on foreign currency transactions                         (2,436)                   0                   0
Net change in unrealized appreciation
   (depreciation) on investments                                       (1,012,021)             383,885             202,483

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                                                  (1,019,408)             472,322             212,597

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                               ($982,753)            $514,200            $252,537



(A) EAFE Equity Index, Small Cap Index and Equity 500 Index commenced operations on 8/22/97, 8/25/97 and 10/1/97, respectively.

See accompanying Notes to Financial Statements




                            BT INSURANCE FUNDS TRUST

                                                                             STATEMENT
                                                                             OF
                                                                             CHANGES
                                                                             IN
                                                                             NET
                                                                             ASSETS
                                                                             For
                                                                             the
                                                                             period
                                                                             ended
                                                                             December
                                                                             31,
                                                                             1997

                                                                        EAFE Equity       Small Cap                 Equity 500
                                                                         Index (A)        Index (A)         Index (A)

Increase (decrease) in net assets resulting from operations:
   Net investment income                                                     $36,655           $41,878            $39,940
   Net realized gain (loss) on investments sold,
      futures contracts and foreign currency
      transactions                                                             (898)            88,417             10,114
   Net change in unrealized appreciation (depreciation)
      of investments and assets and liabilities in
      foreign currency and futures contracts                             (1,018,510)           383,905            202,483
      Net increase (decrease) in net assets resulting
         from operations                                                   (982,753)           514,200            252,537

Share transactions:
   Net proceeds from sale of shares                                       15,424,726        12,189,027         13,196,045
   Costs of shares repurchased                                              (32,912)          (86,207)        (1,688,459)
      Net increase in net assets from share
         transactions                                                     15,391,814        12,102,820         11,507,586
      Net increase in net assets                                          14,409,061        12,617,020         11,760,123

NET ASSETS at beginning of period                                                  0                 0                  0

NET ASSETS at end of period                                              $14,409,061       $12,617,020        $11,760,123

Accumulated undistributed net investment income                              $55,357           $41,878            $39,940

OTHER INFORMATION:
Share transactions:
   Sold                                                                    1,545,473         1,208,494          1,320,455
   Repurchased                                                               (3,560)           (8,295)          (166,272)
      Net increase in shares outstanding                                   1,541,913         1,200,199          1,154,183



(A) EAFE Equity Index, Small Cap Index and Equity 500 Index commenced operations on 8/22/97, 8/25/97 and 10/1/97, respectively.

See accompanying Notes to Financial Statements












                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997


                                                                        EAFE Equity            Small Cap              Equity 500
                                                                          Index                 Index                  Index

ASSETS:
Investments (Note D):
   Investments at cost                                                    $15,348,466            $12,195,875            $12,051,366
   Net unrealized appreciation (depreciation)                             (1,010,303)                383,885                202,483
       Total investments at value                                          14,338,163             12,579,760             12,253,849

Cash at value (Cost $18,429, 337,644 and
         45,417, respectively) (Note A-4)                                      18,369                337,644                 45,417
Receivable for investment securities sold                                           0                 58,696                  3,097
Receivable for shares sold                                                          0                  9,998                 25,537
Interest and dividends receivable
        (net of taxes payable $7,995, 0, and 0, respectively)                  47,349                 12,114                 15,570
Dividend withholding tax receivable                                             3,068                      0                     31
Deferred organizational costs                                                  15,090                 15,099                 15,437
Receivable from Investment Advisor                                             84,793                 96,373                 60,477
Variation margin receivable on futures contracts                                    0                     19                      0
          Total Assets                                                     14,506,832             13,109,703             12,419,415

LIABILITIES:
Payable for investment securities purchased                                         0                399,107                593,972
Payable for shares repurchased                                                    224                     15                     29
Variation margin payable on futures contracts                                     623                      0                      0
Net unrealized depreciation on forward foreign
           currency contracts (Note A-3)                                        2,377                      0                      0
Accrued expenses and other payables                                            94,547                 93,561                 65,291
          Total Liabilities                                                    97,771                492,683                659,292
NET ASSETS                                                                $14,409,061            $12,617,020            $11,760,123


Composition of Net Assets:
   Shares at par value                                                         $1,541                 $1,200                 $1,154
   Paid-in-capital in excess of par value                                  15,390,273             12,101,620             11,506,432
   Undistributed net investment income                                         55,357                 41,878                 39,940
   Accumulated net realized gain (loss) on
     investments sold, foreign currency
     transactions and futures contracts                                      (19,600)                 88,417                 10,114
   Net unrealized appreciation (depreciation)
     of investments, assets and liabilities in foreign
     currency and futures contracts                                       (1,018,510)                383,905                202,483
TOTAL NET ASSETS                                                          $14,409,061            $12,617,020            $11,760,123

Shares of beneficial interest outstanding                                   1,541,913              1,200,199              1,154,183

NET ASSET VALUE
      offering and redemption price per share
      (Net Assets / Shares Outstanding)                                         $9.34                 $10.51                 $10.19




See accompanying Notes to Financial Statements

                BT INSURANCE EAFE EQUITY INDEX FUND DECEMBER 31,
                                      1997


                                  Shares Value

COMMON STOCK - 97.16%

                                        Australia - 2.43%
                     2,200              Amcor Ltd. (Packaging & Container)                                                $9,678
                     4,200              Boral Ltd.  (Buildings Materials)                                                 10,621
                       700              Brambles Industries Ltd. (Transportation)                                         13,892
                     5,200              Broken Hill Proprietary Co. Ltd. (Metals)                                         48,295
                     2,400              Coca Cola Amatil Ltd. (Beverages)                                                 17,935
                     3,600              Coles Myer Ltd. (Retail)                                                          17,292
                     3,600              CSR Ltd. (Buildings Materials)                                                    12,201
                     5,600              Foster's Brewing Group Ltd. (Brewery)                                             10,657
                     1,100              ICI Australia Ltd. (Chemicals)                                                     7,707
                       800              Lend Lease Corp. Ltd. (Financial Services)                                        15,642
                     3,600              National Australia Bank (Financial Services)                                      50,281
                     4,900              News Corporation Ltd. (Services)                                                  27,050
                     4,100              Pacific Dunlop Ltd. (Holding Companies)                                            8,685
                     1,100              Rio Tinto Ltd. (Metals & Mining)                                                  12,835
                    20,400              Telstra Corp. Ltd. (Telecom Services)                                             43,079
                     5,000              Westpac Banking Corp. Ltd. (Banks)                                                31,987
                     3,500              WMC Ltd. (Metals & Mining)                                                        12,204
                                                                                                                         350,041


                                        Austria - 0.27%
                       260              Bank Austria AG (Banks)                                                           13,173
                       110              OMV AG (Oil/Gas)                                                                  15,240
                        70              VA Technologie AG (Oil/Gas)                                                       10,629
                                                                                                                          39,042

                                        Belgium - 1.34%
                        50              Barco NV (Diversified Operations)                                                  9,176
                       150              Electrabel SA (Utilities)                                                         34,695
                       100              Fortis AG (Insurance)                                                             20,862
                        50              Generale De Banque SA (Banks)                                                     21,761
                        50              Kredietbank NV (Banks)                                                            20,985
                        50              PetroFina SA  (Oil/Gas)                                                           18,454
                        50              Royale Belge  (Insurance)                                                         14,237
                       500              Solvay SA (Chemicals)                                                             31,443
                       250              Tractobel  (Utilities)                                                            21,794
                                                                                                                         193,407

                                        Denmark - 1.02%
                       189              Danisco AS (Food Processing)                                                      10,482
                       200              Den Danske Bank  (Banks)                                                          26,650
                         1              D/S 1912-B (Transportation)                                                       46,119
                       253              Novo-Nordisk AS-B (Biopharmaceuticals)                                            36,186
                       448              Tele Danmark AS-B (Utilities)                                                     27,787
                                                                                                                         147,224

                                        Finland - 0.69%
                     3,400              Merita Ltd.-A (Banks)                                                             18,594
                       600              Nokia AB-A  (Telecommunications Equipment)                                        41,951
                       200              Nokia AB-K (Telecommunications Equipment)                                         14,314
                       600              Outokumpu Oy-A (Metals & Mining)                                                   7,102
                       900              UPM-Kymmene Corp. (Forest Products)                                               18,168
                                                                                                                         100,129


          Shares                                                                                                     Value

                                        France - 7.92%
                       100              Accor SA (Hotel/Motel)                                                            18,588
                       200              L' Air Liquide  (Industrial Gases)                                                31,296
                       400              Alcatel Alsthom  (Telecommunications Equipment)                                   50,831
                       800              AXA-UAP (Insurance)                                                               61,887
                       500              Banque Nationale de Paris  (Banks)                                                26,570
                       100              Beghin-SAY  (Services)                                                            15,631
                       150              BIC (Office Supplies)                                                             10,946
                       100              Canal Plus  (Broadcasting)                                                        18,588
                       100              Carrefour Suparmarche SA (Retail)                                                 52,159
                       300              Cie Financiale  (Financial Services)                                              26,062
                       100              Compagnie Bancaire SA  (Financial Services)                                       16,196
                       200              Compagnie de Saint Gobain  (Building Materials)                                   28,405
                       200              Danone (Food Processing)                                                          35,714
                       350              Eaux  (Manufacturing)                                                             48,837
                        50              Essilor International (Optical)                                                   14,950
                     2,100              France Telecom SA (Telecommunications)                                            76,151
                       200              Havas SA (Advertising)                                                            14,385
                       250              Lafarge SA (Building Materials)                                                   16,400
                       100              Legrand SA (Electronics)                                                          19,917
                       250              L'OREAL (Household Products)                                                      97,799
                       200              LVMH  (Moet-Hennessy Lois Vuiton) (Wine and Spirits)                              33,189
                       300              Lyonnause des Eaux SA (Diversified)                                               33,189
                       350              Michelin-B (Tire & Rubber)                                                        17,616
                       150              Peugeot SA  (Autos & Truck)                                                       18,912
                        50              Pinault-Printemps-Redoute SA (Retail)                                             26,669
                        50              Promodes  (Retail)                                                                20,739
                       800              Rhone-Poulenc-A (Chemicals)                                                       35,827
                       250              Sanofi SA (Pharmaceuticals)                                                       27,824
                       350              Schneider SA  (Electronics)                                                       19,000
                       250              Societe Generale  (Banks)                                                         34,053
                       900              Societe National Elf Aquitaine  (Electric & Gas)                                 104,651
                       600              Total SA-B (Oil/Gas)                                                              65,282
                       600              Usinor Sacilor  (Steel)                                                            8,661
                       200              Valeo SA (Auto Related)                                                           13,561
                                                                                                                       1,140,485

                                        Germany - 9.32%
                       100              Adidas AG (Consumer Goods)                                                        13,152
                       550              Allianz AG (Insurance)                                                           142,468
                     1,500              BASF AG (Chemicals)                                                               53,155
                     1,750              Bayer AG (Chemicals)                                                              65,370
                       650              Bayerische Hypotheken-und Wechsel-Bank A.G. (Banks)                               31,723
                       696              Bayerische Vereinsbank AG (Banks)                                                 45,564
                     1,250              Daimler-Benz AG  (Auto & Trucks)                                                  87,688
                       250              Degussa AG (Metals & Mining)                                                      12,507
                     1,650              Deutsche Bank AG (Banks)                                                         116,481
                     5,300              Deutsche Telekom  (Telecommunications)                                            99,725
                     1,200              Dresdner Bank AG  (Banks)                                                         55,364
                        50              Karstadt AG  (Retail)                                                             17,068
                        50              Linde AG  (Machinery)                                                             30,517
                       950              Lufthansa AG  (Airlines)                                                          18,218
                        50              MAN AG  (Diversified)                                                             14,480
                       100              Mannesmann AG  (Machinery)                                                        50,528
                       400              Merck KGAA (Pharmaceuticals)                                                      13,452
                       550              Metro AG (Retail)                                                                 19,719
                       200              Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)                         75,375
                        50              Preussag AG  (Steel)                                                              15,258
                       800              RWE AG PN (Oil/Gas)                                                               42,913
                       550              RWE AG (Oil/Gas)                                                                  23,235

          Shares                                                                                                     Value

                                        Germany (continued)
                       150              SAP AG (Software)                                                                 45,567
                       150              Schering AG  (Pharmaceuticals)                                                    14,466
                     1,350              Siemens AG  (Electrical Equipment)                                                79,919
                       100              Thyssen AG  (Steel)                                                               21,401
                     1,200              VEBA AG  (Oil/Gas)                                                                81,712
                        50              Viag AG  (Metals & Mining)                                                        26,932
                        50              Volkswagen AG  (Consumer Goods)                                                   28,127
                                                                                                                       1,342,084

                                        Hong Kong - 2.73%
                     4,200              Bank of East Asia Ltd. (Banks)                                                     9,837
                    12,000              Cathay Pacific Airways (Transportation)                                            9,756
                     6,000              Cheung Kong Holdings Ltd. (Real Estate)                                           39,295
                     7,000              China Light & Power Co. Ltd. (Utilities)                                          38,844
                     5,100              Hang Seng Bank Ltd. (Banks)                                                       49,197
                    30,800              Hong Kong Telecommunications Ltd. (Telecommunications)                            63,397
                     9,000              Hong Kong and China Gas Co. Ltd. (Utilities)                                      17,422
                    10,000              Hutchinson Whampoa Ltd. (Diversified)                                             62,718
                     6,000              New World Development Co. Ltd. (Real Estate)                                      20,751
                     6,000              Sun Hung Kai Properties Ltd. (Real Estate)                                        41,812
                     4,500              Swire Pacific Ltd.-A  (Conglomerate)                                              24,681
                     7,000              Wharf Holdings Ltd. (Diversified)                                                 15,357
                                                                                                                         393,067

                                        Ireland - 0.32%
                     2,365              Allied Irish Banks Plc.  (Banks)                                                  22,890
                     1,183              CRH Plc. (Building Materials)                                                     13,841
                     3,447              Jefferson Smurfit Group Plc. (Packaging & Container)                               9,714
                                                                                                                          46,445

                                        Italy - 3.93%
                     2,372              Assicurazioni Generali  (Insurance)                                               58,261
                     6,273              Banca Commerciale Italiana  (Banks)                                               21,808
                     5,994              Banco Ambrosiano Veneto SPA (Commercial Banks)                                    22,939
                     7,471              Credito Italiano SPA  (Financial Services)                                        23,038
                     2,603              Edison SPA (Utilities)                                                            15,745
                    20,181              ENI SPA (Oil/Gas)                                                                114,424
                    10,423              Fiat SPA PN (Auto and Trucks)                                                     30,314
                     2,656              Instituto Bancario San Paolo di Torino (Banks)                                    25,374
                     2,003              Instituto Mobiliare Italiano SPA  (Financial Services)                            23,778
                    12,997              Istituto Nazionale delle Assicurazioni (Insurance)                                26,339
                     3,977              Mediaset SPA (Broadcasting)                                                       19,537
                    20,059              Montedison SPA (Chemicals)                                                        18,018
                     6,909              Parmalat Finanziaria SPA  (Financial Services)                                     9,881
                     5,376              Pirelli SPA  (Tire & Rubber)                                                      14,374
                    17,532              Telecom Italia Mobile SPA (Telecommunications)                                    80,921
                     9,730              Telecom Italia SPA (Telecommunications)                                           62,153
                                                                                                                         566,904

          Shares                                                                                                     Value

                                        Japan - 25.07%
                     1,000              Acom Company Ltd. (Financial Services)                                            55,151
                     2,000              Ajinomoto Co., Inc.  (Food Processing)                                            19,456
                     1,000              Alps Electric Co.  (Electric)                                                      9,422
                     6,000              Asahi Bank Ltd.  (Banks)                                                          24,358
                     1,000              Asahi Breweries Ltd. (Brewery)                                                    14,554
                     4,000              Asahi Chemical Industry Co. Ltd. (Textiles)                                       13,543
                     3,000              Asahi Glass Co. Ltd. (Building Materials)                                         14,247
                    12,000              Bank of Tokyo-Mitsubishi Ltd. (Banks)                                            165,454
                     3,000              Bank of Yokohama Ltd. (Banks)                                                      7,905
                     2,000              Bridgestone Corp.  (Tire & Rubber)                                                43,355
                     2,000              Canon, Inc.  (Capital Equipment)                                                  46,572
                     2,000              Chiba Bank Ltd. (Banks)                                                            6,205
                       500              Credit Saison Co. Ltd. (Retail)                                                   12,332
                     2,000              Dai Nippon Printing Co. Ltd. (Publishing/Printing)                                37,534
                     1,000              Daichi Pharmaceutical  (Pharmaceuticals)                                          11,260
                     2,000              Daiei, Inc.  (Retail)                                                              8,273
                     3,000              Dainippon Ink & Chemicals, Inc. (Chemicals)                                        7,583
                     2,000              Daiwa House Industry Co. Ltd. (Industrial)                                        10,571
                     4,000              Daiwa Securities Co. Ltd. (Financial Services)                                    13,788
                     2,000              Denso Corp. (Electrical Equipment)                                                36,002
                        10              East Japan Railway Co.  (Transportation)                                          45,117
                     1,000              Ebara Corp. (Machinery)                                                           10,571
                     1,000              Eisai Co. Ltd. (Pharmaceuticals)                                                  15,243
                       600              Fanuc  (Electronics)                                                              22,704
                     7,000              Fuji Bank Ltd. (Banks)                                                            28,311
                     1,000              Fuji Photo Film Co. (Chemicals)                                                   38,300
                     5,000              Fujitsu Ltd.  (Computers)                                                         53,619
                     2,000              Furukawa Electric Co. Ltd. (Metals & Mining)                                       8,564
                     2,000              Gunma Bank (Banks)                                                                13,022
                     3,000              Hankyu Corp.  (Railroads)                                                         14,041
                     8,000              Hitachi Ltd.  (Capital Equipment)                                                 56,990
                     3,000              Hitachi Zosen Corp.  (Steel)                                                       4,803
                     3,000              Honda Motor Co. Ltd. (Autos & Trucks)                                            110,073
                     1,000              House Foods Industry (Foods)                                                      13,022
                     6,000              Industrial Bank of Japan  (Banks)                                                 42,742
                     4,000              Itochu Corp. (Distribution/Wholesale)                                              6,281
                     1,000              Ito-Yokado Co. Ltd. (Retail)                                                      50,938
                     5,000              Japan Airlines  (Transportation)                                                  13,596
                     3,000              Joyo Bank  (Banks)                                                                10,571
                     1,000              JUSCO Co.  (Retail)                                                               14,094
                     3,000              Kajima Corp.  (Engineering & Construction)                                         7,560
                     2,500              Kansai Electric Power Co., Inc. (Utilities)                                       42,321
                     2,000              Kao Corp.  (Household Products)                                                   28,801
                     4,000              Kawasaki Heavy Industries Ltd. (Engineering & Construction)                        6,189
                     9,000              Kawasaki Steel Corp.  (Steel)                                                     12,271
                     1,000              Kinden Corp.  (Engineering & Construction)                                        10,647
                     4,000              Kinki Nippon Railway  (Transportation)                                            21,356
                     3,000              Kirin Brewery Co. Ltd. (Brewery)                                                  21,831
                     1,000              Kokuyo  (Office Equipment & Computers)                                            17,235
                     3,000              Komatsu  Ltd. (Machinery)                                                         15,052
                     4,000              Kubota Corp. (Machinery)                                                          10,540
                     1,000              Kurita Water Industries (Capital Equipment)                                       10,188
                     1,000              Kyocera Corp.  (Capital Equipment)                                                45,347
                     2,000              Kyowa Hakko Kogyo (Chemicals)                                                      8,656
                     1,000              Marui Co. Ltd. (Retail)                                                           15,550
                     5,000              Matsushita Electric Industrial Co. Ltd. (Electronics)                             73,152
                     1,000              Minabea Co. Ltd. (Electronics)                                                    10,724
                     6,000              Mitsubishi Chemical Corp. (Chemicals)                                              8,594
                     4,000              Mitsubishi Corp.  (Distribution/Wholesale)                                        31,559
                     6,000              Mitsubishi Electric Corp.  (Capital Equipment)                                    15,350

          Shares                                                                                                     Value

                                        Japan (continued)
                     3,000              Mitsubishi Estate Co. Ltd. (Financial Services)                                   32,631
                     9,000              Mitsubishi Heavy Industries Ltd. (Aerospace)                                      37,503
                     4,000              Mitsubishi Materials Corp.  (Metals & Mining)                                      6,434
                     3,000              Mitsubishi Trust & Banking Corp. (Banks)                                          30,103
                     2,000              Mitsui Fudosan Co. Ltd. (Real Estate)                                             19,303
                     2,000              Mitsui Marine & Fire Insurance Co. Ltd. (Insurance)                               10,203
                     3,000              Mitsui Trust & Banking Co. Ltd. (Banks)                                            5,814
                     4,000              Mitsui & Co.  (Distribution/Wholesale)                                            23,654
                     2,000              Mitsukoshi Ltd.  (Retail)                                                          5,316
                     1,000              Murata Manufacturing Co. Ltd. (Electrical Equipment)                              25,124
                     1,000              Mycal Corp.  (Foods)                                                               8,349
                     4,000              NEC Corp.  (Electronics)                                                          42,589
                     1,000              Nikon Corp. (Manufacturing)                                                        9,881
                     1,000              Nippon Comsys Corp.  (Telecommunications)                                         12,332
                     3,000              Nippon Express Co. Ltd. (Trucking & Leasing)                                      14,937
                     1,000              Nippon Meat Packers, Inc. (Food Processing)                                       13,635
                     4,000              Nippon Oil Co. Ltd. (Oil/Gas)                                                     10,326
                     3,000              Nippon Paper Industries Co. (Forest Products)                                     11,766
                    18,000              Nippon Steel Corp. (Steel)                                                        26,610
                        31              Nippon Telegraph & Telephone Corp. (Telecommunications)                          265,952
                     4,000              Nippon Yusen Kabushiki Kaisha (Transportation)                                    10,969
                     6,000              Nissan Motor Co. Ltd. (Autos & Trucks)                                            24,818
                     1,000              Nissin Food Products Co. Ltd. (Food  Processing)                                  18,154
                     1,000              Nitto Denko Corp. (Electrical Equipment)                                          17,235
                    10,000              NKK Corp. (Steel)                                                                  7,966
                     5,000              Nomura Securities Co. Ltd. (Financial Services)                                   66,641
                     1,000              NGK Insulators  (Construction)                                                     8,885
                     2,000              Obayashi Corp.  (Capital Equipment)                                                6,802
                     2,000              Odakyu Electric Railway  (Transportation)                                          8,640
                     3,000              Oji Paper Co. Ltd. (Forest Products)                                              11,926
                     1,000              Omron Corp. (Electronics)                                                         15,626
                     1,000              Onward Kashiyama Co. Ltd. (Textiles)                                              11,566
                     7,000              Osaka Gas Co. Ltd. (Utilities)                                                    15,979
                     1,000              Pioneer Electronic Corp. (Telecommunications)                                     15,396
                     9,000              Sakura Bank Ltd. (Banks)                                                          25,714
                     1,000              Sankyo Co. Ltd. (Pharmaceuticals)                                                 22,597
                     5,000              Sanyo Electric Co. Ltd. (Electronics)                                             12,218
                     2,000              Sekisui Chemical Co. Ltd.  (Chemicals)                                            10,157
                     2,000              Sekisui House Ltd. (Manufactured Housing)                                         12,853
                     3,000              Sharp Corp.  (Electronics)                                                        20,636
                     1,000              Shimano, Inc.  (Bicycles)                                                         18,384
                     2,000              Shimizu Corp. (Engineering & Construction)                                         4,627
                     1,000              Shin-Etsu Chemical Co. Ltd. (Chemicals)                                           19,073
                     1,000              Shiseido Co. Ltd. (Household Products)                                            13,635
                     2,000              Shizuoka Bank  (Banks)                                                            21,448
                     1,000              Sony Corp.  (Electronics)                                                         88,855
                     8,000              Sumitomo Bank Ltd. (Banks)                                                        91,306
                     5,000              Sumitomo Chemical Co. (Chemicals)                                                 11,490
                     3,000              Sumitomo Corp.  (Distribution/Wholesale)                                          16,775
                     2,000              Sumitomo Electric Industries (Electrical Equipment)                               27,269
                     2,000              Sumitomo Marine & Fire Insurance Co. (Insurance)                                  10,571
                     9,000              Sumitomo Metal Industries  (Steel)                                                11,513
                     2,000              Sumitomo Metal Mining Co. (Metals & Mining)                                        6,588
                     3,000              Taisei Corp.  (Engineering & Construction)                                         4,918

          Shares                                                                                                     Value

                                        Japan (continued)
                     1,000              Taisho Pharmaceutical Co. (Pharmaceuticals)                                       25,507
                     1,000              Takashimaya Co. Ltd.  (Retail)                                                     6,051
                     2,000              Takeda Chemical Industries  (Pharmaceuticals)                                     56,990
                     3,000              Teijin Ltd. (Textiles)                                                             6,273
                     3,000              Tobu Railway Co. Ltd. (Transportation)                                             9,376
                       110              Toho Co. (Entertainment)                                                          11,712
                     1,400              Tohoku Electric Power  (Utilities)                                                21,233
                     5,000              Tokai Bank  (Banks)                                                               23,286
                     4,000              Tokio Marine & Fire Insurance Co. (Insurance)                                     45,347
                     1,000              Tokyo Dome Corp. (Entertainment)                                                   6,649
                     3,400              Tokyo Electric Power Co. (Utilities)                                              61,984
                     1,000              Tokyo Electron Ltd. (Electronics)                                                 32,018
                     6,000              Tokyo Gas Co. Ltd.  (Utilities)                                                   13,604
                     3,000              Tokyu Corp. (Transportation)                                                      11,582
                     2,000              Toppan Printing Co. Ltd.  (Publishing/Printing)                                   26,044
                     4,000              Toray Industries, Inc.  (Chemicals)                                               17,924
                     1,000              Tostem Corp. (Building Materials)                                                 10,724
                     1,000              Toto Ltd.  (Industrial)                                                            6,388
                     1,000              Toyo Seikan Kaisha (Packaging & Container)                                        14,247
                     1,000              Toyoda Automatic Loom Works (Machinery)                                           18,384
                     9,000              Toyota Motor Corp. (Consumer Goods)                                              257,832
                     1,000              Uny Co. Ltd. (Retail)                                                             13,711
                     1,000              Wacoal Corp.  (Textiles)                                                           9,958
                     1,000              Yamaha Corp. (Diversified)                                                        11,337
                     1,000              Yamanouchi Pharmaceutical Co. Ltd. (Pharmaceuticals)                              21,448
                     1,000              Yamato Transport Co. Ltd. (Trucking & Leasing)                                    13,405
                     1,000              Yamazaki Baking Co. Ltd. (Food Processing)                                         9,728
                     3,000              Yasuda Trust & Banking  (Banks)                                                    2,987
                                                                                                                       3,612,511

                                        Malaysia - 0.96%
                     4,200              Malayan Banking BHD (Banks)                                                       12,202
                     8,000              Malaysia International Shipping BHD (Transportation)                              11,724
                     7,000              Resorts World BHD (Entertainment)                                                 11,788
                     8,000              RHB Capital BHD (Banks)                                                            3,867
                     2,000              Rothmans of Pall Mall BHD (Tobacco)                                               15,555
                    10,000              Sime Darby BHD  (Holding Companies)                                                9,616
                    11,000              Telekom Malaysia BHD (Telecommunications)                                         32,523
                    11,000              Tenaga Nasional BHD (Utilities)                                                   23,473
                     4,000              United Engineers Ltd. (Engineering & Construction)                                 3,332
                    10,500              YTL Corp. BHD (Engineering & Construction)                                        14,173
                                                                                                                         138,253

                                        Netherlands - 5.42%
                     3,367              ABN Amro Holdings NV (Banks)                                                      65,590
                     1,249              Ahold (Food Stores)                                                               32,585
                       185              Akzo Nobel  (Chemicals)                                                           31,896
                     1,616              Elsevier NV (Publishing/Printing)                                                 26,140
                       122              Heineken NV (Brewery)                                                             21,239
                     2,449              ING Groep NV (Financial Services)                                                103,144
                     1,140              Koninklijke Ahold NV (Retail)                                                     47,563
                       856              Philips Electronics NV (Electronics)                                              51,334
                     5,186              Royal Dutch Petroleum Company (Oil/Gas)                                          284,658
                     1,548              Unilever NV-CVA (Food Processing)                                                 95,428
                       164              Wolters Kluwer NV-CVA (Publishing/Printing)                                       21,182
                                                                                                                         780,759


          Shares                                                                                                     Value

                                        New Zealand - 0.31%
                    12,304              Brierley Investments Ltd.  (Investment Companies)                                  8,788
                     6,498              Carter Holt Harvey Ltd. (Forest Products)                                         10,036
                     5,427              Telecom Corp. of New Zealand Ltd. (Telecommunications)                            26,312
                                                                                                                          45,136

                                        Norway - 0.31%
                       650              Norsk Hydro ASA (Paper)                                                           31,729
                       150              Orkla ASA-A (Manufacturing)                                                       12,956
                                                                                                                          44,685

                                        Portugal - 0.56%
                       500              Banco Espirito Santo e Comercial de Lisboa SA (Banks)                             14,879
                       500              Cimpor-Cimentos de Portugal SA (Building Products)                                13,105
                     1,300              Electricidade de Portugal SA (Electric)                                           24,616
                       600              Portugal Telecom SPA (Telecommunications)                                         27,840
                                                                                                                          80,440

                                        Singapore - 0.87%
                     3,000              City Developments Ltd. (Real Estate)                                              13,883
                     5,000              DBS Land Ltd. (Real Estate)                                                        7,654
                     2,000              Development Bank of Singapore Ltd. (Banks)                                        17,087
                     3,000              Oversea-Chinese Banking Corp. Ltd. (Banks)                                        17,443
                     3,000              Singapore Airlines Ltd. (Transportation)                                          19,579
                     1,000              Singapore Press Holdings Ltd. (Publishing/Printing)                               12,519
                    20,000              Singapore Telecommunications Ltd. (Utilities)                                     37,259
                                                                                                                         125,424

                                        Spain - 2.41%
                       364              Argentaria CMN  (Banks)                                                           22,148
                       879              Autopistas Concesionana Espanola SA (Engineering & Construction)                  11,799
                     1,743              Banco Bilbao Vizcaya SA (Banks)                                                   56,403
                       792              Banco Central Hispanoamericano   (Banks)                                          19,287
                     1,039              Banco Santander SA (Banks)                                                        34,713
                     2,680              Empresa Nacional de Electridad SA (Utilities)                                     47,584
                       361              Gas Natural SDG SA (Utilities)                                                    18,719
                     2,480              Iberdrola SA (Utilities)                                                          32,639
                       812              Repsol SA  (Oil/Gas)                                                              34,644
                     2,403              Telefonica de Espana  (Telecommunications)                                        68,612
                                                                                                                         346,548

                                        Sweden - 2.36%
                     1,900              ABB AB-A  (Machinery)                                                             22,494
                     3,500              Astra AB-A  (Pharmaceuticals)                                                     60,612
                       200              Electrolux AB-Ser. B (Furniture)                                                  13,879
                     2,400              Ericsson Telecommunications-B (Telecommunications)                                90,228
                       600              Hennes & Mauritz AB-B (Retail)                                                    26,449
                       400              Skandia Forsakrings AB  (Insurance)                                               18,867
                     1,700              Skandinaviska Enskilda Banken-A (Banks)                                           21,518
                       400              Skanska AB-B (Engineering)                                                        16,398
                       900              Stora Kopparberg-Bergslags-Aktiebolag-A (Forest Products)                         11,335
                       600              Svenska Cellulosa AB-B (Forest Products)                                          13,489
                       600              Svenska Handelsbanken-A (Banks)                                                   20,743
                       900              Volvo AB-B (Autos & Trucks)                                                       24,144
                                                                                                                         340,156


          Shares                                                                                                     Value

                                        Switzerland - 7.72%
                        20              ABB AG-Bearer (Machinery)                                                         25,109
                        50              Adecco SA  (Commercial Services)                                                  14,487
                       700              Credit Suisse Group  (Banks)                                                     108,234
                       100              Nestle SA (Foods)                                                                149,762
                       150              Novartis AG  (Medical)                                                           243,218
                        15              Novartis AG-Bearer (Medical)                                                      24,373
                         4              Roche Holdings AG-Bearer (Pharmaceuticals)                                        61,574
                        17              Roche Holdings AG-Genuscheine  (Pharmaceuticals)                                 168,703
                        10              Sairgroup * (Airlines)                                                            13,683
                        35              Schweizerische Ruckversicherungs-Gesellschaft (Insurance)                         65,419
                       200              Schweizercher Bankverein  (Banks)                                                 62,122
                        70              Schweizerische Bankgeselschaft * (Banks)                                         101,146
                        50              UBS (Banks)                                                                       14,402
                       125              Zurich Versicherungsgesellschaft (Insurance)                                      59,521
                                                                                                                       1,111,753

                                        United Kingdom - 21.20%
                     3,842              Abbey National Plc. (Banks)                                                       68,841
                     2,899              Associated British Foods Plc. (Food Processing)                                   25,234
                     3,940              Barclays Plc. (Banks)                                                            104,698
                     2,574              Bass Plc. (Brewery)                                                               39,569
                    10,643              BG Plc. (Oil/Gas)                                                                 47,894
                    12,062              BG Plc.-B (Oil/Gas)                                                                6,042
                     2,651              Blue Circle Industries Plc. (Building Materials)                                  14,868
                     1,378              BOC Group Plc. (Chemicals)                                                        22,654
                     2,647              Boots Co. Plc. (Retail)                                                           38,104
                     1,294              British Aerospace Plc. (Aerospace)                                                36,872
                     2,849              British Airways Plc. (Transportation)                                             26,203
                     1,767              British Land Co. Plc. (Real Estate)                                               19,763
                    14,145              British Petroleum Co. Plc. (Oil/Gas)                                             185,848
                     4,987              British Sky Broadcasting Group Plc. (Broadcasting)                                37,348
                     6,485              British Steel Plc. (Steel)                                                        13,899
                    16,317              British Telecommunications Plc. (Telecommunications)                             128,229
                    11,547              BTR Plc. (Holding Companies)                                                      34,894
                       847              Burmah Castrol Plc. (Oil/Gas)                                                     14,704
                     8,216              B.A.T. Industries Plc. (Tobacco)                                                  74,754
                     5,582              Cable & Wireless Plc. (Telecommunications)                                        49,047
                     2,268              Cadbury Schweppes Plc. (Beverages)                                                22,852
                     2,125              Carlton Communications Plc. (Holding Companies)                                   16,403
                    14,759              Centrica Plc. * (Oil/Gas)                                                         21,694
                     1,776              Commercial Union Plc. (Insurance)                                                 24,764
                    11,016              Diageo Plc. (Food and Kindred Products)                                          101,225
                     1,392              EMI Group Plc. (Entertainment)                                                    11,614
                     7,639              General Electric Co. Plc. (Electronics)                                           49,494
                     1,159              GKN Plc. (Auto Related)                                                           23,736
                     8,865              Glaxo Wellcome Plc. (Pharmaceuticals)                                            209,656
                     2,511              Granada Group Plc. (Leisure Time)                                                 38,353
                     3,004              Great Universal Stores Plc. (Retail)                                              37,841
                     2,797              Hanson Plc. (Holding Companies)                                                   12,518
                     2,289              HSBC Holdings Plc. (Banks)                                                        58,646
                     4,503              HSBC Holdings Plc. (Banks)                                                       111,376
                     2,105              Imperial Chemical Industries Plc. (Chemicals)                                     32,877
                       890              Kingfisher Plc. (Retail)                                                          12,395
                     4,290              Ladbroke Group Plc.  (Leisure Time)                                               18,601
                     1,646              Land Securities Plc. (Real Estate)                                                26,222
                     3,836              Legal & General Group Plc. (Insurance)                                            33,516
                    13,432              Lloyds TSB Group Plc. (Banks)                                                    173,612

          Shares                                                                                                     Value

                                        United Kingdom (continued)
                     5,270              LucasVarity Plc. (Auto Related)                                                   18,609
                     7,475              Marks & Spencer Plc. (Retail)                                                     73,537
                       708              Mercury Asset Management Group Plc. (Financial Services)                          19,744
                     5,503              National Grid Group Plc. (Utilities)                                              26,119
                     3,609              National Power Plc. (Utilities)                                                   35,563
                     1,044              Peninsular and Orient Steam Navigation Co. (Transportation)                       11,874
                     5,262              Prudential Corp. Plc. (Insurance)                                                 63,433
                     1,677              Railtrack Group Plc. (Transportation)                                             26,633
                     3,400              Reed International Plc. (Publishing/Printing)                                     34,062
                     4,649              Reuters Holdings Plc. (Publishing/Printing)                                       50,775
                     2,863              Rio Tinto Plc.  (Metals & Mining)                                                 35,218
                       969              RMC Group Plc. (Building Materials)                                               13,527
                     3,910              Rolls-Royce Plc. (Aerospace)                                                      15,091
                     4,414              Royal & Sun Alliance Insurance Group Plc. (Insurance)                             44,438
                     3,582              Safeway Plc. (Retail)                                                             20,178
                     5,278              Sainsbury (J.) Plc. (Retail)                                                      44,122
                     1,000              Schroders Plc. (Banks)                                                            30,794
                     1,273              Scottish & Newcastle Plc. (Brewery)                                               15,586
                    13,462              SmithKline Beachman Plc. (Pharmaceuticals)                                       137,741
                     6,142              Tesco Plc. (Retail)                                                               49,932
                     1,360              Thames Water Plc. (Utilities)                                                     20,248
                     8,672              Unilever Plc. (Foods)                                                             74,203
                     1,795              United Utilities Plc. (Utilities)                                                 22,995
                     6,828              Vodafone Group Plc. (Telecommunications)                                          49,734
                 Wolseley Plc. (Building Materials) 2,166 17,182
                     2,196              Zeneca Group Plc. (Pharmaceuticals)                                               77,073
                                                                                                                       3,055,271

                                        Total Common Stocks                                                           13,999,764
                                        (Cost $15,019,567)

PREFERRED STOCK - 0.54%

                       100              SAP AG-Vorzug Non Voting Preferred (Germany) (Software)                           32,713
                     4,800              The News Corp. Ltd. Voting Preferred Shares (Australia) (Services)                23,757
                        50              Volkswagen AG Non Voting Preferred (Germany) (Auto & Trucks)                      21,456
                                        Total Preferred Stocks                                                            77,926
                                        (Cost $68,426)

U.S. GOVERNMENT OBLIGATIONS - 1.81%

                                        United States
                   325,000              U.S. Treasury-Bill Due 04/30/1998                                                260,473
                                        Total U.S. Government Obligations                                                260,473
                                        (Cost $260,473)

Total Investments - 99.51%                                                                                            14,338,163
(Cost $15,348,466)
                 Net Other Assets and Liabilities - .49% 70,898

                        Net Assets - 100.00% ###########


*                          Non-income producing security
ADR                        American Depositary Receipt

Industry Concentration of Common and Preferred Stocks
                        as Percentage of Net Assets Value

                            Banks 15.50% ##########
                       Telecommunications 9.01% 1,298,727
                             Oil/Gas 6.89% 992,649
                         Pharmaceuticals 6.66% 960,332
                            Industrial 5.50% 792,467
                               Food 4.44% 640,166
                              Retail 4.37% 630,032
                            Utilities 4.00% 576,007
                           Electronics 3.18% 458,267
                        Financial Services 3.16% 455,977
                            Chemicals 2.92% 420,724
                           Auto Related 2.59% 373,311
                          Consumer Goods 2.08% 299,111
                          Transportation 1.99% 286,416
                             Medical 1.86% 267,591
                       Publishing/Printing 1.45% 208,256
                           Real Estate 1.31% 188,683
                       Electrical Equipment 1.29% 185,549
                            Machinery 1.27% 183,195
                        Capital Equipment 1.26% 181,249
                        Metals and Mining 1.23% 176,679
                         Electric and Gas 1.18% 169,985
                        Building Materials 1.15% 165,121
                           Diversified 1.02% 146,257
                        Household Products 0.97% 140,235
                             Brewery 0.86% 123,436
                              Steel 0.85% 122,382
                              Tobacco 0.63% 90,309

                             Aerospace 0.62% 89,466
Engineering and                   0.61%                                                                  88,528
Construction
Manufacturing                     0.59%                                                                  84,527
Holding Companies                 0.57%                                                                  82,116
Services                          0.56%                                                                  80,925
Software                          0.54%                                                                  78,280
Distribution/Wholesale            0.54%                                                                  78,269
Forest Products                   0.53%                                                                  76,720
Broadcasting                      0.52%                                                                  75,473
Tire and Rubber                   0.52%                                                                  75,345
Leisure Time                      0.40%                                                                  56,954
Computers                         0.37%                                                                  53,619
Entertainment                     0.29%                                                                  41,763
Textiles                          0.29%                                                                  41,340
Beverages                         0.28%                                                                  40,787
Packaging and Container           0.23%                                                                  33,639
Airlines                          0.22%                                                                  31,901
Paper                             0.22%                                                                  31,729
Trucking and Leasing              0.20%                                                                  28,342
Office Equipment and              0.20%                                                                  28,181
Supplies
Conglomerate                      0.17%                                                                  24,681
Hotel/Motel                       0.13%                                                                  18,588
Bicycles                          0.13%                                                                  18,384
Advertising                       0.10%                                                                  14,385
Railroads                         0.10%                                                                  14,041
Furniture                         0.10%                                                                  13,879
Investment Companies              0.06%                                                                   8,788
Total                            97.70%                                                              ##########



At December 31, 1997, the Fund's open futures contracts were as follows:

        Number of
        Contracts            Contract                         Expiration                            Opening         Current
        Purchased              Type                              Date                              Position       Market Value

            1               Australian                         03/31/98                                 $41,973          $42,950

            1                EuroTop                           03/24/98                                 228,933          232,850
                                    100

            5                 Nikkei                           03/18/98                                  93,849           90,885
                                    300
                                                                                                       $364,755         $366,685


Forward Foreign Currency Contracts Sold:

         Currency           Contracts                         Settlement                         Contracts At     In Exchange
                                to
          Value              Deliver                             Dates                               Value         For U.S. $

          19,000               GBP                             01/16/98                                 $31,213          $31,309
         113,000               ECU                             01/16/98                                 124,084          126,159
        8,157,000              JPY                             01/16/98                                  62,629           62,836
                                                                                                       $217,926         $220,304


GBP      British Pound
ECU     European Currency Unit
JPY      Japanese Yen





BT Insurance Funds Trust
                Notes to Financial Statements December 31, 1997
                ----------------------------- -----------------

Note (A) Significant Accounting Policies

The BT Insurance Funds Trust (the "Trust"), is currently comprised of seven series: EAFE Equity Index Fund, Small Cap Index Fund, Equity 500 Index Fund, International Equity Fund, Small Cap Fund, U.S. Bond Index Fund, and the Managed Assets Fund, (each a "Fund", collectively, the "Funds"). The Trust is an open-end management investment company which is registered under the Investment Company Act of 1940 as amended (the "Act"). The Trust was organized as a Massachusetts business trust on January 19, 1996.

The accompanying financial statement and financial highlights are those of the EAFE Equity Index Fund, the Small Cap Index Fund and the Equity 500 Index Fund which commenced operations on August 22, 1997, August 25, 1997 and October 1, 1997, respectively.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

1. Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange or for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service which has been approved by the Board of Trustees. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value. All other securities are appraised at their fair value as determined in good faith by and under the general supervision of the Board of Trustees.

2. Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

3. Forward Foreign Currency Exchange Contracts: The EAFE Equity Index Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a specified price at a future date. These contracts are used in an attempt to protect against fluctuations in foreign currency exchange rates that would adversely affect the portfolio position or an anticipated investment position. Forward foreign currency exchange contract are valued at the daily forward exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

4. Foreign Currency Translations: Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

The Funds isolate that portion of the result of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net foreign exchange gains of $18,702 on the EAFE Equity Index Fund represent exchange gains and losses from sales and maturities of securities, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Funds's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency and futures contracts.

5. Federal Income Taxes. The Funds intend to elect to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code Dan to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the capital loss carryforward amounted to $19,581 for the EAFE Equity Index Fund and will expire 12/31/2005.

6. Expenses. The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated based upon the relative net assets of each Fund.

7. Organization Costs: The Funds will reimburse Bankers Trust Global Investment Management (the "Advisor": a unit of Bankers Trust Company) for certain costs incurred in connection with the Funds' organization. The costs are being amortized on a straight-line basis over five years commencing on August 25, 1997 for the EAFE Equity Index Fund, August 26, 1997 for the Small Cap Index Fund and October 3, 1997 for the Equity 500 Index Fund.

Note (B)  Dividends  from Net  Investment  Income and  Distributions  of Capital
Gains: With respect to the EAFE Equity Index, Small Cap Index and Equity 500 Index Funds, dividends from net investment income and net realized gains from investment transactions, if any, are distributed to shareowners annually.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences on the EAFE Equity Index Fund, primarily due to currency transactions, resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain (loss) on investments sold, foreign currency transactions and futures contracts. This reclassification had no effect on net assets.

Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

Note (C) Shares of Beneficial Interest: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

Note (D) Investment Transactions: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended December 31, 1997 were:

                                                 Aggregate                         Proceeds from
                                                 Purchases                             Sales

EAFE Equity Index Fund                          $15,103,673                           $55,967
Small Cap Index Fund                             12,336,440                           737,931
Equity 500 Index Fund                            11,865,694                           519,716

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost of securities as computed on a federal income tax basis, at December 31, 1997 for each Fund is as follows:

                                                                                 Tax
                                      Appreciation       (Depreciation)          Net             Cost

EAFE Equity Index Fund                     $   977,725       $(1,937,578)     $(1,010,322)      $15,398,916
Small Cap Index Fund                         1,201,783          (816,745)          383,885       12,197,028
Equity 500 Index Fund                          689,529          (468,395)          202,483       12,070,017

Note (E) Advisory, Administration and Distribution Services Agreements: Under the Advisory Agreement with the Advisor, the Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each Fund:
0.45% for the EAFE Equity Index Fund, 0.35% for the Small Cap Index Fund, and 0.20% for the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive their fees and to reimburse the Funds for certain expenses so that the EAFE Equity Index, Small Cap Index and Equity 500 Index Funds' total operating expenses will not exceed 0.65%, 0.45% and 0.30%, respectively. Such expense reimbursements may be terminated at the discretion of the Advisor. For the year ended December 31, 1997, the Advisor waived and/or reimbursed expenses of $107,853 for the EAFE Equity Index Fund, $110,002 for the Small Cap Index Fund and $65,771 for the Equity 500 Index Fund.

First Data Investor Services Group, Inc. ("Investor Services Group") serves as administrator of the Funds. For services provided as the Funds' Administrator, Investor Services Group receives the following fees, accrued daily and paid monthly.

                                            Administration Fees

                                                        30


           Fee (% of each Funds' aggregate
                  daily net assets)                                  Average Daily Net Assets

                        0.02%                                          less than $2 billion
                        0.01%                                  $2 billion but less than $5 billion
                       0.0075%                                           over $5 billion

Investor Services Group also receives a $70,000 flat fee per year, per Fund, paid monthly.

The Funds do not compensate its officers or affiliated trustees at First Data Investor Services Group, Inc. Each independent trustee is paid $1,250 per Board of Trustees meeting attended Dan a quarterly retainer of $2,500.

                                          Investment Manager of the Fund
                                               BANKERS TRUST COMPANY

                                                   Administrator
                                     FIRST DATA INVESTOR SERVICES GROUP, INC.

                                                    Distributor
                                            FIRST DATA DISTRIBUTORS, INC.

                                                      Custodian
                                                BANKERS TRUST COMPANY

                                                  Transfer Agent
                                     FIRST DATA INVESTOR SERVICES GROUP, INC.

                                               Independent Accountants
                                                  ERNST & YOUNG LLP

                                                       Counsel
                                              WILLKIE FARR & GALLAGHER

         No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectuses, the Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                                                   STATEMENT OF
                                              ADDITIONAL INFORMATION


BT INSURANCE FUNDS TRUST

                                               SMALL CAP INDEX FUND
                                                 MARCH 20, 1998

         BT Insurance Funds Trust (the "Trust") is currently comprised of seven series: the Small Cap Index Fund (the "Fund") and six other series. The shares of the Fund are described herein. Capitalized terms not otherwise defined herein shall have the same meaning as in the Prospectus.

                                                 Table of Contents

         Risk Factors and Certain Securities and Investment Practices.....................................     2
         Performance Information..........................................................................    12
         Valuation of Securities; Redemption in Kind......................................................    13
         Management of the Trust..........................................................................    14
         Organization of the Trust........................................................................    18
         Taxation.........................................................................................    19
         Financial Statements.............................................................................    21


Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts ("Contract(s)") issued by various insurance companies (the "Companies"). The investment adviser of the Fund is Bankers Trust Company (the "Manager" or "Bankers Trust"). The distributor of the Fund shares is First Data Distributors, Inc. (the "Distributor" or "First Data Distributors").

The Prospectus for the Fund is dated March 20, 1998. The Prospectus provides the basic information investors should know before investing and may be obtained without charge by calling the Trust at the Customer Service Center at the telephone number shown in the accompanying offering memorandum. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Fund's Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.

                                               BANKERS TRUST COMPANY
                                          Investment Manager of the Fund

                                          FIRST DATA DISTRIBUTORS, INC.,
                                                    Distributor
                                               4400 Computer Drive,
                                               Westborough, MA 01581

          RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES

                              Investment Objective

         The investment objective of the Fund is described in the Fund's Prospectus. There can, of course, be no assurance that the Fund will achieve its investment objective.

                                                Investment Practices

         The following is a discussion of the various investments of and techniques employed by the Fund:

         Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Manager anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Manager will monitor the liquidity of Rule 144A securities in the Fund's portfolio under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the Manager will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and
(iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Lending of Portfolio Securities. The Fund has the authority to lend portfolio securities to brokers, dealers and other financial organizations. The Fund will not lend securities to Bankers Trust, the Distributor or their affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

         Short-Term Instruments. When the Fund experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Fund's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust.

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Fund's custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the export-import Bank.

         Equity Investments. The Fund may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial cash account, U.S. Government Obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund.

         Warrants. Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible Securities. Convertible securities may be a debt security or preferred stock which may be converted into common stock or carries the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts

         General. The successful use of such instruments draws upon the Manager's skill and experience with respect to such instruments. When futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged will not be perfect and could produce unanticipated losses.

         Successful use of the futures contract and related options are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities in the Fund. Successful use of futures or options contracts is further dependent on Bankers Trust's ability to correctly predict movements in the securities markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices are subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying securities above the options exercise price.

         Futures Contracts. The Fund may enter into securities index futures contracts. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         These investments will be made by the Fund solely for cash management purposes. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures related to the Russell 2000 Index.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         In addition, futures contracts entail risks. The Manager believes that use of such contracts will benefit the Fund. The successful use of futures contracts, however, depends on the degree of correlation between the futures and securities markets.

         Options on Futures Contracts. The Fund may use stock index futures on a continual basis to equitize cash so that the Fund may maintain 100% equity exposure. The Board of Trustees has adopted a restriction that the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Fund.

         The Fund may purchase and write options on the futures contract described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. In anticipation of a decline in interest rates, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by the Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

         The Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

         Options on Securities Indices. The Fund may purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities indices entail certain risks. The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Fund generally will only purchase or write such an option if the Manager believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Manager believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Manager may be forced to liquidate portfolio securities to meet settlement obligations.

Investment Restrictions

         The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this Statement of Additional Information and the Prospectus, means, with respect to the Fund, the lesser of
(i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, the Fund may not:

         (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction (as an operating policy, the Funds may not engage in dollar roll transactions);

          (2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); or
              (b) through the use of repurchase agreements or the purchase of short-term obligations;

         (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), in the ordinary course of business (except that the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

         (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

         (6)  issue any  senior  security  (as that term is  defined in the 1940
              Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (except to the extent permitted in investment restriction No. 1), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

         (7) purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to these 5% limitation and provided that there is no limitation with respect to investments in U.S. Government securities.

         Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees, provide that the Fund may not:

     (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (ii) invest for the purpose of exercising control or management;

     (iii) purchase for the Fund securities of any investment company if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund (as an operating policy, the Fund will not invest in another open-end registered investment company); or

     (iv) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         The Fund will comply with the state securities laws and regulations of all states in which it is registered.

                Portfolio Transactions and Brokerage Commissions

         The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on fund transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain fund securities on behalf of the Fund are frequently placed by the Manager with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Manager seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Manager reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Manager is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Trust may determine, the Manager may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

         Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Fund's assets, as well as the assets of other clients.

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, it is the opinion of the management of the Trust that such information is only supplementary to the Manager's own research effort, since the information must still be analyzed, weighed and reviewed by the Manager's staff. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information is used by the Manager in connection with the Fund. Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.

         In certain instances there may be securities which are suitable for the Fund as well as for one or more of the Manager's other clients. Investment decisions for the Fund and for the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

                             PERFORMANCE INFORMATION

                        Standard Performance Information

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

         Total Return: The Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

         Performance Results: Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Furthermore, total return does not reflect charges or deductions against a Contractowner's separate account. Accordingly, total return does not illustrate the actual investment performance under a contract. Total return reflects the performance of both principal and income.

         For the period from commencement of operations on August 25, 1997 through December 31, 1997, the aggregate total return of the Fund was ___%.

                                           Comparison of Fund Performance

         Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following: Barron's, Business Week, Changing Times, The Kiplinger's Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, Value Line, Wall Street Journal, Weisenberger Investment Companies Services and Working Women.

                   VALUATION OF SECURITIES; REDEMPTION IN KIND

         Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

         Securities for which market quotations are not available are valued by Bankers Trust under the supervision of the Trust's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

         The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

                  type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Manager of the Fund will value such securities based upon all relevant factors as outlined in FRR 1.

         The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Fund have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                                              MANAGEMENT OF THE TRUST

         The Board of Trustees of the Trust is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

         The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated, the address of each Trustee and officer is One Exchange Place, Boston, Massachusetts.


                                               Trustees and Officers

                                                                                 Principal Occupations During
Name, Address and Age                   Position Held with the Trust                     Past 5 Years
---------------------                   ----------------------------                     ------------

Robert R. Coby, 46                      Trustee                            President of Lynch & Mayer, Inc., since
118 North Drive                                                            December 1996; Formerly President of
North Massapequa, NY 11758                                                 Leadership Capital Inc. (1995-1996);
                                                                           Chief Operating Officer of CS First
                                                                           Boston Investment Management, Inc.
                                                                           (1994-1995); President of Blackhawk
                                                                           L.P. (1993-1994); Chief Financial
                                                                           Officer of Equitable Capital prior to
                                                                           February 1993.

Desmond G. FitzGerald, 54               Trustee                            Chairman of North American Properties
2015 West Main Street                                                      Group since January 1987.
Stamford, CT 06902

James S. Pasman, Jr., 67                Trustee                            Retired; President and Chief Operations
29 The Trillium                                                            Officer of National Intergroup Inc.
Pittsburgh, PA 15238                                                       (1989-1991).


*William E. Small, 56                   Trustee and President              Independent Consultant (1996-present);
                                                                           Formerly Executive Vice President of
                                                                           First Data Investor Services Group Inc.
                                                                           ("Investor Services Group") (1993-1996).

Michael Kardok, 38                      Vice President and Treasurer       Vice President of First Data since May
                                                                           1994; Vice President of The Boston
                                                                           Company Advisors Inc. prior to May 1994.

Elizabeth Russell, 35                   Vice President and Secretary       Counsel of Investor Services Group
                                                                           since 1994; Assistant Vice President
                                                                           and Counsel, The Boston Company
                                                                           Advisors, Inc. (1993-1994).

Brigid O. Bieber, 37                    Vice President and Assistant       Counsel of Investor Services Group
                                        Secretary                          since 1994; Vice President and
                                                                           Associate General Counsel, The Boston
                                                                           Company Advisors, Inc. (prior to May
                                                                           1994).

     Mr. Kardok, Msses. Bieber and Russell also hold similar positions for other investment companies for which First Data Distributors, an affiliate of Investor Services Group, or an affiliate serves as the principal underwriter.

         No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust. No director, officer or employee of First Data Distributors or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

         As of February 10, 1998 the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Fund or the Trust (all series taken together).

                                                Investment Manager

         Under the terms of the Fund's investment management agreement with Bankers Trust (the "Management Agreement"), Bankers Trust manages the Fund subject to the supervision and direction of the Board of Trustees of the Trust. Bankers Trust will: (i) act in strict conformity with the Trust's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Fund in accordance with the Fund's investment objectives, restrictions and policies; (iii) make investment decisions for the Fund; (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Fund; (v) oversee the administration of all aspects of the Trust's business and affairs; and (vi) supervise the performance of professional services provided by others.

         Bankers Trust bears all expenses in connection with the performance of services under the Management Agreement. The Fund bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors or employees of Bankers Trust, First Data Distributors or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; cost of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust; and any extraordinary expenses.

         Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust, in making its investment decisions, does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

         The Fund's prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees.

         Bankers Trust has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law.

                                                   Administrator

         Investor Services Group, One Exchange Place, Boston, Massachusetts 02109, serves as administrator of the Fund. As administrator, Investor Services Group is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. Investor Services Group will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in Investor Services Group's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses, and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

                                           Custodian and Transfer Agent

         Bankers Trust, 130 Liberty Stree (One Bankers Trust Plaza), New York, New York 10006, serves as custodian for the Fund. As custodian, it holds the Fund's assets. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

         Investor Services Group serves as transfer agent of the Trust. Under its transfer agency agreement with the Trust, Investor Services Group maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund.

         Bankers Trust and Investor Services Group may be reimbursed by the Fund for out-of-pocket expenses.

                                                    Use of Name

         The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment manager to the Fund. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

         The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                                            Banking Regulatory Matters

         Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Fund contemplated by the
Management Agreement and other activities for the Fund described in the Prospectus and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Fund. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                                        Counsel and Independent Accountants

         Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as Counsel to the Trust and the Fund. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, acts as independent accountants of the Trust and the Fund.

                                              ORGANIZATION OF THE TRUST

         Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

         Through its separate accounts the Companies are the Fund's sole stockholders of record, so under the 1940 Act, the Companies are deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, each Company solicits and accepts voting instructions from its Contractowners who have allocated or transferred monies for a investment in the Fund as of the record date of the meeting. Each Company then votes the Fund's shares that are attributable to its Contractowners' interests in the Fund in proportion to the voting instructions received. Each Company will vote any share that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the offering memoranda for its variable annuities and variable life insurance policies.

         Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

         The Trust was organized on January 19, 1996.

                                                      TAXATION

                                                Taxation of the Funds

         The Trust intends to qualify annually and to elect the Fund to be treated as a regulated investment company under the Code.

         As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to its shareholders, that is, the Companies' separate accounts. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains and, therefore, does not anticipate incurring Federal income tax liability.

         The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts which are offered in connection with such separate accounts. The Manager intends to diversify the Fund's investments in accordance with those requirements. The offering memoranda for each Company's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

         To comply with regulations under Section 817(h) of the Code, the Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the U.S. Treasury and each U.S. Government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the separate account's sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as described currently in the Prospectus or that the Fund will not have to change its investment policies or goals.

         The foregoing is only a brief summary of important tax law provisions that affect the Fund. Other Federal, state or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from the Fund should consult a qualified tax adviser.

                                                   Distributions

         All dividends and capital gains distributions paid by the Fund will be automatically reinvested, at net asset value, by the Companies' separate accounts in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. The offering memorandum for a Company's variable annuity or variable life insurance policies describes the frequency of distributions to Contractowners and the Federal income tax treatment of distributions from such contracts to Contractowners.

                                                  Sale of Shares

         Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         Shareholders will be notified annually as to the U.S. Federal tax status of distributions.



                                                Backup Withholding

         The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                                                  Other Taxation

         The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is viable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

         Fund shareholders may be subject to state and local taxes on their fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                               Financial Statements
                                               Small Cap Index Fund
                                               FINANCIAL HIGHLIGHTS
                                   For a share outstanding throughout the period

                                                               Period from
                                                        8/25/97 thru 12/31/97

Net asset value, beginning of period                           $10.00

Income from Investment Operations:
   Net investment income (a)                                   0.03
   Net realized and unrealized gain (loss)
      on investments and futures contracts                     0.48
   Net increase in net asset value from operations             0.51

Net asset value, end of period                                 $10.51

Total Return  (b)                                              5.10%

Ratios / Supplemental Data:
Net assets, end of period (in 000s) $12,617 Ratios to average net assets:
   Net investment income including reimbursement (c)           1.08%
   Operating expenses including reimbursement (c)              0.45%
   Operating expenses excluding reimbursement (c)              3.27%
Portfolio turnover rate                                        8%
Average commission rate paid                                   $0.0208

(a) Based on average shares outstanding
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on teh last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in teh calculation of total investment return. Total return calculated for a period of less than one year is not annualized. (c) Annualized

                                                 BT INSURANCE FUNDS TRUST
                             STATEMENT OF OPERATIONS
                     For the period ended December 31, 1997


                                                                      EAFE Equity        Small Cap           Equity 500
                                                                       Index (A)         Index (A)           Index (A)

INVESTMENT INCOME:
Interest                                                                   $17,832              $4,049              $6,064
Dividends                                                                   60,466              52,275              41,799
   Less foreign taxes withheld                                             (8,331)                   0                 (2)
Miscellaneous                                                                    0               3,039                   0
   Total Investment Income                                                  69,967              59,363              47,861

EXPENSES:
Investment advisory fee (Note E)                                            23,060              13,629               5,294
Administration fee (Note E)                                                 25,701              25,263              17,758
Fund accounting fees                                                        10,787              13,037               2,568
Custodian fees                                                              26,959              28,129              10,881
Audit fees                                                                  27,000              25,000              22,000
Trustees fees                                                               12,757               9,457               4,597
Amortization of organizational costs                                         1,147               1,138                 800
Transfer agent fees                                                          2,891               2,869               2,008
Legal fees                                                                   2,361               1,756                 883
Printing fees                                                                8,326               7,033               6,779
Miscellaneous                                                                  176                 176                 124
   Total expenses before reimbursement                                     141,165             127,487              73,692
   Less reimbursement by Advisor                                         (107,853)           (110,002)            (65,771)
   Total expenses net of reimbursement                                      33,312              17,485               7,921

NET INVESTMENT INCOME                                                       36,655              41,878              39,940

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold                                 4,840              81,129             (7,239)
Net realized gain (loss) on futures contracts                             (24,440)               7,288              17,353
Net realized gain on foreign currency transactions                          18,702                   0                   0
Net change in unrealized appreciation
   (depreciation) on futures contracts                                     (4,053)                  20                   0
Net change in unrealized appreciation
   (depreciation) on foreign currency transactions                         (2,436)                   0                   0
Net change in unrealized appreciation
   (depreciation) on investments                                       (1,012,021)             383,885             202,483

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                                                  (1,019,408)             472,322             212,597

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                               ($982,753)            $514,200            $252,537



(A) EAFE Equity Index, Small Cap Index and Equity 500 Index commenced operations on 8/22/97, 8/25/97 and 10/1/97, respectively.

See accompanying Notes to Financial Statements




                            BT INSURANCE FUNDS TRUST

                                    STATEMENT
                                       OF
                                     CHANGES
                                       IN
                                       NET
                                     ASSETS
                                       For
                                       the
                                     period
                                      ended
                                    December
                                       31,
                                      1997

                                                                        EAFE Equity       Small Cap                 Equity 500
                                                                         Index (A)        Index (A)         Index (A)

Increase (decrease) in net assets resulting from operations:
   Net investment income                                                     $36,655           $41,878            $39,940
   Net realized gain (loss) on investments sold,
      futures contracts and foreign currency
      transactions                                                             (898)            88,417             10,114
   Net change in unrealized appreciation (depreciation)
      of investments and assets and liabilities in
      foreign currency and futures contracts                             (1,018,510)           383,905            202,483
      Net increase (decrease) in net assets resulting
         from operations                                                   (982,753)           514,200            252,537

Share transactions:
   Net proceeds from sale of shares                                       15,424,726        12,189,027         13,196,045
   Costs of shares repurchased                                              (32,912)          (86,207)        (1,688,459)
      Net increase in net assets from share
         transactions                                                     15,391,814        12,102,820         11,507,586
      Net increase in net assets                                          14,409,061        12,617,020         11,760,123

NET ASSETS at beginning of period                                                  0                 0                  0

NET ASSETS at end of period                                              $14,409,061       $12,617,020        $11,760,123

Accumulated undistributed net investment income                              $55,357           $41,878            $39,940

OTHER INFORMATION:
Share transactions:
   Sold                                                                    1,545,473         1,208,494          1,320,455
   Repurchased                                                               (3,560)           (8,295)          (166,272)
      Net increase in shares outstanding                                   1,541,913         1,200,199          1,154,183



(A) EAFE Equity Index, Small Cap Index and Equity 500 Index commenced operations on 8/22/97, 8/25/97 and 10/1/97, respectively.

See accompanying Notes to Financial Statements












                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997


                                                                        EAFE Equity            Small Cap              Equity 500
                                                                          Index                 Index                  Index

ASSETS:
Investments (Note D):
   Investments at cost                                                    $15,348,466            $12,195,875            $12,051,366
   Net unrealized appreciation (depreciation)                             (1,010,303)                383,885                202,483
       Total investments at value                                          14,338,163             12,579,760             12,253,849

Cash at value (Cost $18,429, 337,644 and
         45,417, respectively) (Note A-4)                                      18,369                337,644                 45,417
Receivable for investment securities sold                                           0                 58,696                  3,097
Receivable for shares sold                                                          0                  9,998                 25,537
Interest and dividends receivable
        (net of taxes payable $7,995, 0, and 0, respectively)                  47,349                 12,114                 15,570
Dividend withholding tax receivable                                             3,068                      0                     31
Deferred organizational costs                                                  15,090                 15,099                 15,437
Receivable from Investment Advisor                                             84,793                 96,373                 60,477
Variation margin receivable on futures contracts                                    0                     19                      0
          Total Assets                                                     14,506,832             13,109,703             12,419,415

LIABILITIES:
Payable for investment securities purchased                                         0                399,107                593,972
Payable for shares repurchased                                                    224                     15                     29
Variation margin payable on futures contracts                                     623                      0                      0
Net unrealized depreciation on forward foreign
           currency contracts (Note A-3)                                        2,377                      0                      0
Accrued expenses and other payables                                            94,547                 93,561                 65,291
          Total Liabilities                                                    97,771                492,683                659,292
NET ASSETS                                                                $14,409,061            $12,617,020            $11,760,123


Composition of Net Assets:
   Shares at par value                                                         $1,541                 $1,200                 $1,154
   Paid-in-capital in excess of par value                                  15,390,273             12,101,620             11,506,432
   Undistributed net investment income                                         55,357                 41,878                 39,940
   Accumulated net realized gain (loss) on
     investments sold, foreign currency
     transactions and futures contracts                                      (19,600)                 88,417                 10,114
   Net unrealized appreciation (depreciation)
     of investments, assets and liabilities in foreign
     currency and futures contracts                                       (1,018,510)                383,905                202,483
TOTAL NET ASSETS                                                          $14,409,061            $12,617,020            $11,760,123

Shares of beneficial interest outstanding                                   1,541,913              1,200,199              1,154,183

NET ASSET VALUE
      offering and redemption price per share
      (Net Assets / Shares Outstanding)                                         $9.34                 $10.51                 $10.19




See accompanying Notes to Financial Statements

BT Insurance Funds Trust
Notes to Financial Statements                     December 31, 1997
-----------------------------                       -----------------

Note (A) Significant Accounting Policies

The BT Insurance Funds Trust (the "Trust"), is currently comprised of seven series: EAFE Equity Index Fund, Small Cap Index Fund, Equity 500 Index Fund, International Equity Fund, Small Cap Fund, U.S. Bond Index Fund, and the Managed Assets Fund, (each a "Fund", collectively, the "Funds"). The Trust is an open-end management investment company which is registered under the Investment Company Act of 1940 as amended (the "Act"). The Trust was organized as a Massachusetts business trust on January 19, 1996.

The accompanying financial statement and financial highlights are those of the EAFE Equity Index Fund, the Small Cap Index Fund and the Equity 500 Index Fund which commenced operations on August 22, 1997, August 25, 1997 and October 1, 1997, respectively.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

1. Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange or for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service which has been approved by the Board of Trustees. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value. All other securities are appraised at their fair value as determined in good faith by and under the general supervision of the Board of Trustees.

2. Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

3. Forward Foreign Currency Exchange Contracts: The EAFE Equity Index Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a specified price at a future date. These contracts are used in an attempt to protect against fluctuations in foreign currency exchange rates that would adversely affect the portfolio position or an anticipated investment position. Forward foreign currency exchange contract are valued at the daily forward exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

4. Foreign Currency Translations: Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

The Funds isolate that portion of the result of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net foreign exchange gains of $18,702 on the EAFE Equity Index Fund represent exchange gains and losses from sales and maturities of securities, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Funds's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency and futures contracts.

5. Federal Income Taxes. The Funds intend to elect to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code Dan to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the capital loss carryforward amounted to $19,581 for the EAFE Equity Index Fund and will expire 12/31/2005.

6. Expenses. The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated based upon the relative net assets of each Fund.

7. Organization Costs: The Funds will reimburse Bankers Trust Global Investment Management (the "Advisor": a unit of Bankers Trust Company) for certain costs incurred in connection with the Funds' organization. The costs are being amortized on a straight-line basis over five years commencing on August 25, 1997 for the EAFE Equity Index Fund, August 26, 1997 for the Small Cap Index Fund and October 3, 1997 for the Equity 500 Index Fund.

Note (B)  Dividends  from Net  Investment  Income and  Distributions  of Capital
Gains: With respect to the EAFE Equity Index, Small Cap Index and Equity 500 Index Funds, dividends from net investment income and net realized gains from investment transactions, if any, are distributed to shareowners annually.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences on the EAFE Equity Index Fund, primarily due to currency transactions, resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain (loss) on investments sold, foreign currency transactions and futures contracts. This reclassification had no effect on net assets.

Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

Note (C) Shares of Beneficial Interest: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

Note (D) Investment Transactions: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended December 31, 1997 were:

                                                 Aggregate                         Proceeds from
                                                 Purchases                             Sales

EAFE Equity Index Fund                          $15,103,673                           $55,967
Small Cap Index Fund                             12,336,440                           737,931
Equity 500 Index Fund                            11,865,694                           519,716

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost of securities as computed on a federal income tax basis, at December 31, 1997 for each Fund is as follows:

                                                                                 Tax
                                      Appreciation       (Depreciation)          Net             Cost

EAFE Equity Index Fund                     $   977,725       $(1,937,578)     $(1,010,322)      $15,398,916
Small Cap Index Fund                         1,201,783          (816,745)          383,885       12,197,028
Equity 500 Index Fund                          689,529          (468,395)          202,483       12,070,017

Note (E) Advisory, Administration and Distribution Services Agreements: Under the Advisory Agreement with the Advisor, the Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each Fund:
0.45% for the EAFE Equity Index Fund, 0.35% for the Small Cap Index Fund, and 0.20% for the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive their fees and to reimburse the Funds for certain expenses so that the EAFE Equity Index, Small Cap Index and Equity 500 Index Funds' total operating expenses will not exceed 0.65%, 0.45% and 0.30%, respectively. Such expense reimbursements may be terminated at the discretion of the Advisor. For the year ended December 31, 1997, the Advisor waived and/or reimbursed expenses of $107,853 for the EAFE Equity Index Fund, $110,002 for the Small Cap Index Fund and $65,771 for the Equity 500 Index Fund.

     First Data Investor Services Group, Inc. ("Investor Services Group") serves as administrator of the Funds. For services provided as the Funds' Administrator, Investor Services Group receives the following fees, accrued daily and paid monthly.

                                            Administration Fees

           Fee (% of each Funds' aggregate
                  daily net assets)               Average Daily Net Assets

                        0.02%                       less than $2 billion
                        0.01%            $2 billion but less than $5 billion
                       0.0075%                       over $5 billion

Investor Services Group also receives a $70,000 flat fee per year, per Fund, paid monthly.

The Funds do not compensate its officers or affiliated trustees at First Data Investor Services Group, Inc. Each independent trustee is paid $1,250 per Board of Trustees meeting attended Dan a quarterly retainer of $2,500.

                                          Investment Manager of the Fund
                                               BANKERS TRUST COMPANY

                                                   Administrator
                                     FIRST DATA INVESTOR SERVICES GROUP, INC.

                                                    Distributor
                                            FIRST DATA DISTRIBUTORS, INC.

                                                      Custodian
                                                BANKERS TRUST COMPANY

                                                  Transfer Agent
                                     FIRST DATA INVESTOR SERVICES GROUP, INC.

                                               Independent Accountants
                                                  ERNST & YOUNG LLP

                                                       Counsel
                                              WILLKIE FARR & GALLAGHER

         No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectuses, the Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

Part C

Information required to be included in Part C is set forth under the appropriate Item, so number, in Part C of this Registration Statement.

                            PART C. OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

              (a)     Financial Statements:

                      Included in Part A

                           Financial Highlights
                           (Small Cap Index Fund and EAFE Equity Index Fund)

                      Included in Part B

                           Unaudited Financial Statements for the period ended
                                         December 31, 1997
                           (Small Cap Index Fund and EAFE Equity Index Fund)

              (b)     Exhibits:

                Exhibit
                Number              Description

                  1 Declaration of Trust is hereby incorporated by reference to the initial Registration
                                    Statement filed with the Securities and Exchange Commission via EDGAR on January 26,
                                    1996.

                  2                 The  Registrant's  By-Laws are  incorporated by reference to Amendment
                                    No. 1 filed with the Securities  and Exchange  Commission via EDGAR on
                                    September 18, 1996.

                  3                 Not Applicable.

                  4                 Not Applicable.

                  5(a)              The form of Investment  Management Agreement
                                    between  Managed  Assets  Fund  and  Bankers
                                    Trust Company is  incorporated  by reference
                                    to Amendment No. 1 filed with the Securities
                                    and   Exchange   Commission   via  EDGAR  on
                                    September 18, 1996.

                   (b)              The form of Investment  Management Agreement
                                    between    Small   Cap   Index    Fund   and
                                    International  Equity Fund and Bankers Trust
                                    Company  is  incorporated  by  reference  to
                                    Pre-Effective Amendment No. 1 filed with the
                                    Securities and Exchange Commission via EDGAR
                                    on September 20, 1996.

                   (c)              The form of Investment  Management Agreement
                                    between  Small Cap Index  Fund,  Equity  500
                                    Index Fund and EAFE(R) Equity Index Fund and
                                    Bankers  Trust  Company is  incorporated  by
                                    reference to Post-Effective  Amendment No. 1
                                    filed  with  the   Securities  and  Exchange
                                    Commission via EDGAR on November 22, 1996.




                      Exhibit
                      Number        Description


                  (d) The form of Investment Management Agreement between U.S. Bond Index Fund and Bankers
                                    Trust Company is incorporated by reference to Post-Effective Amendment No. 2 filed with the Securities and Exchange Commission via
                                    EDGAR on July 18, 1997.

                  6                 The  form  of  Distribution   Agreement  between  Registrant  and  440
                                    Financial   Distributors,   Inc.  is   incorporated  by  reference  to
                                    Pre-Effective  Amendment No. 1 filed with the  Securities and Exchange
                                    Commission via EDGAR on September 20, 1996.

                  7                 Not Applicable.

                  8 The Custodian Agreement between Registrant and Bankers Trust Company is incorporated by reference to Amendment No. 1 filed with the Securities and Exchange Commission via EDGAR on September 18, 1996.

                  9(a)              The  form  of  Transfer   Agency   Agreement
                                    between  Registrant  and First Data Investor
                                    Services  Group,  Inc.  is  incorporated  by
                                    reference to Amendment  No. 1 filed with the
                                    Securities and Exchange Commission via EDGAR
                                    on September 18, 1996.

                   (b)              The form of  Administration  Agreement  between  Registrant  and First
                                    Data Investor  Services  Group,  Inc. is  incorporated by reference to
                                    Pre-Effective  Amendment No. 1 filed with the  Securities and Exchange
                                    Commission via EDGAR on September 20, 1996.

                     10             Not Applicable.

                     11(a)          Consent of Independent Auditors.*

                  11(b)             Powers of Attorney is incorporated by reference to Post-Effective
                                    Amendment No. 3 filed with the Securities and Exchange Commission via
                                    EDGAR on August 20, 1997.

                  12                Not Applicable.

                  13(a)             The  form  of  Purchase  Agreement  relating  to  Initial  Capital  is
                                    incorporated   by  reference  to  Amendment   No.  1  filed  with  the
                                    Securities and Exchange Commission via EDGAR on September 18, 1996.

                    (b)             The form of Purchase  Agreement  relating to
                                    Small Cap Fund and International Equity Fund
                                    is     incorporated    by    reference    to
                                    Pre-Effective Amendment No. 1 filed with the
                                    Securities and Exchange Commission via EDGAR
                                    on September 20, 1996.

                    (c)             The form of Purchase  Agreement  relating to
                                    Small Cap Index Fund,  EAFE(R)  Equity Index
                                    Fund   and   Equity   500   Index   Fund  is
                                    incorporated by reference to  Post-Effective
                                    Amendment  No. 1 filed  with the  Securities
                                    and   Exchange   Commission   via  EDGAR  on
                                    November 22, 1996.

                    (d)             The form of Purchase  Agreement  relating to
                                    the U.S. Bond Index Fund is  incorporated by
                                    reference to Post-Effective  Amendment No. 2
                                    filed  with  the   Securities  and  Exchange
                                    Commission via EDGAR on July 18, 1997.

                  14                Not Applicable.

                  15                Not Applicable.

                  16                Not Applicable.

                     17             Not Applicable.

                  18                Not Applicable.


* To be filed by Amendment

Item 25.      Persons Controlled by or Under Common Control with Registrant

                      Not Applicable.

Item 26.      Number of Holders of Securities

                      EAFE Equity Index Fund                  3
                      Small Cap Index Fund           3
                      Equity 500 Index Fund          3
                      Small Cap Fund                          0
                      International Equity Fund               0
                      U.S. Bond Index Fund           0

Item 27.      Indemnification

              Reference is made to Articles IV and V of Registrant's Declaration of Trust filed with Securities and Exchange Commission on January 26, 1996.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.      Business and Other Connections of Investment Adviser

              Bankers Trust Company ("Bankers Trust") serves as investment adviser to the Trust. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market.

              To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust New York Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are engaged in any other business, profession, vocation or employment of a substantial nature.

NAME AND PRINCIPAL BUSINESS ADDRESS, PRINCIPAL OCCUPATION AND OTHER INFORMATION

George B. Beitzel, International Business Machines Corporation, Old Orchard Road, Armonk, NY 10504. Director, Bankers Trust Company; Retired senior vice president and Director, International Business machines Corporation; Director, Computer Task Group; Director, Phillips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman emeritus of Amherst College; and Chairman of the Colonial Willimsburg Foundation.

Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice chairman and chief financial officer, Bankers Trust Company and Bankers Trust New York Corporation; Beneficial owner, general partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust.

Philip A. Griffiths, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; and Chairman and member, Nominations Committee and Committee on Science and Engineering Indicators, National Science Board; Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.

     William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Warner-Lambert Corporation; Director, The Williams Companies, Inc.; and Director, National Retail Federation.

Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director, J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust New York Corporation; Senior Managing Director, Bankers Trust Company.

Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10006. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group pic.

Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust New York Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director, Dow-Jones, Inc.; and Director, Carnegie Hall.

     N.J. Nicholas Jr., 745 Fifth Avenue, New York, NY 10020. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and Director, Xerox Corporation.

Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc.; Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania.

Donald L. Staheli, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Bankers Trust Company; Director, ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius
Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman, National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The Points of Light Foundation; and Trustee, American Graduate School of International Management.

     Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emerita, Cornell University.

George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust New York Corporation and Bankers Trust Company; Director, bankers Trust Company; Director; Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Services Center.

Paul A. Volcker, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.

Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust New York Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

Item 29.      Principal Underwriters

    (a) In addition to BT Insurance Funds Trust, First Data Distributors, Inc. (the "Distributor") currently acts as distributor for First Choice Funds Trust, The Galaxy Fund, The Galaxy VIP Fund, Galaxy Fund II, Panorama Trust, CT&T Funds, Wilshire Target Funds, Inc., Potomac Funds, Undiscovered Managers Funds and the LKCM Funds. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is a wholly-owned subsidiary of First Data Corporation and is located at 4400 Computer Drive, Westborough, MA 01581.
              (b) The information required by this Item 29 (b) with respect to each director, officer, or partner of First Data Distributors, Inc. is incorporated by reference to Schedule A of Form BD filed by First Data Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-45467).

              (c)     Not Applicable.

Item 30.      Location of Accounts and Records

              All accounts books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

              (1)     Bankers Trust Global Investment Management
                      280 Park Avenue
                      New York, NY 10017

              (2)     First Data Distributors, Inc.
                      4400 Computer Drive
                      Westborough, MA 01581

              (3)     Bankers Trust Company
                      280 Park Avenue
                      New York, NY 10017

              (4)     First Data Investor Services Group, Inc.
                      One Exchange Place
                      Boston, MA 02109

Item 31.      Management Services

              Not Applicable.

Item 32.      Undertakings

              (a)     Not Applicable.

              (b)  The  undersigned  Registrant  hereby  undertakes  to  file  a
post-effective   amendment,   using  financial  statements  which  need  not  be
certified, within four to six months after the effective date of the Registration Statement under the Securities Act of 1933 with respect to the Equity 500 Index Fund and the U.S. Bond Index Fund.

              (c) The  Registrant  will furnish each person to whom a prospectus
is  delivered  with  a  copy  of  the  Registrant's   latest  annual  report  to
shareholders, upon request and without charge.

         (d) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended, relating to communications with the shareholders of certain common-law trusts.

                                            INDEX TO EXHIBITS


   Exhibit Number Exhibit

                                                SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 5 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 5 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on this 20th day of February, 1998.

         BT Insurance Funds Trust

  By:             *
             William E. Small


* By:
                  /s/ Elizabeth A. Russell
                  Elizabeth A. Russell
                  as Attorney-in-Fact


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


         Signatures                            Title                                Date

   *                                    President and Trustee                 February 20, 1998
------------------------------
William E. Small

   *                                    Treasurer and Vice President          February 20, 1998
------------------------------
Michael Kardok

   *                                    Trustee                               February 20, 1998
------------------------------
Robert R. Coby

   *                                    Trustee                               February 20, 1998
------------------------------
Desmond G. Fitzgerald

   *                                    Trustee                               February 20, 1998
------------------------------
James S. Pasman

* By:
                  /s/ Elizabeth A. Russell
                  Elizabeth A. Russell
                  as Attorney-in-Fact


     * The Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 3 filed with the Securities and Exchange Commission via EDGAR on August 20, 1997.